EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Case No. 02-12834 and 02-41729 through 02-41957*

Chapter 11

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(Name of Debtors)

Monthly Operating Report for

the period ended February 28, 2003 **

Debtors’ Address:

One North Main Street

Coudersport, PA 16915

Willkie Farr & Gallagher

(Debtors’ Attorneys)

Monthly Operating Loss: $12,646

($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.**

Date: March 24, 2003

/S/ WILLIAM T. SCHLEYER
William T. Schleyer Chairman and Chief Executive Officer

Indicate if this is an amended statement by checking here

AMENDED STATEMENT

* Refer to Schedule VI for a listing of Debtors by Case Number

**All amounts herein are preliminary and subject to revision. The Debtors reserve all rights to revise this report.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

UNAUDITED CONSOLIDATED BALANCE SHEET

(Dollars in thousands, except per share amounts)

February 28, 2003
ASSETS:
Property, plant and equipment—net	$7,112,097
Intangible assets—net	15,452,638
Cash and cash equivalents	430,265
Restricted cash	42,956
Investments	24,569
Subscriber receivables—net	201,496
Prepaid expenses and other assets—net	530,406
Intercompany receivables	27,292,789
Related party receivables	1,808,739

Total assets	$52,895,955

LIABILITIES, CONVERTIBLE PREFERRED STOCK, COMMON STOCK AND OTHER STOCKHOLDERS’ EQUITY:
Parent and subsidiary debt	$279,086
Accounts payable	213,243
Subscriber advance payments and deposits	88,137
Accrued interest and other liabilities	334,458
Intercompany payables	252,994
Related party payables	47
Deferred income taxes	2,004,599

3,172,564

Liabilities subject to compromise:
Parent and subsidiary debt	13,421,599
Parent and subsidiary debt under co-borrowing credit facilities	2,846,156

16,267,755

Accounts payable	1,120,862
Accrued interest and other liabilities	397,612
Intercompany payables	27,037,879
Related party payables	1,362,240

Total liabilities subject to compromise	46,186,348

Total liabilities	49,358,912

Minority interests	559,763

Cumulative redeemable exchangeable preferred stock	148,794

Convertible preferred stock, common stock and other stockholders’ equity:
Convertible preferred stock	397
Class A and Class B common stock, $.01 par value, 1,500,000,000 shared authorized, 254,842,461
254,842,461 shares issued and outstanding	2,548
Additional paid-in capital	9,460,346
Accumulated other comprehensive loss	(7,023)
Accumulated deficit	(3,632,225)
Treasury stock, at cost	(149,401)

5,674,642
Reduction in stockholders’ equity from debt under co-borrowing credit facilities	(2,846,156)

Total convertible preferred stock, common stock and other stockholders’ equity	2,828,486

Total liabilities and stockholders’ equity	$52,895,955

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

	For the Month Ended February 28, 2003	For the Eight Months Ended February 28, 2003
Revenue	$280,123	$2,230,158

Cost and expenses:
Direct operating and programming	140,754	988,744
Selling, general and administrative	57,531	486,032
Depreciation and amortization	82,800	600,446
Impairment of long-lived and other assets	—	72,134
Non-recurring professional fees	2,826	36,255
Estimated provision for accounting changes	2,000	55,000

Operating loss before reorganization expenses due to bankruptcy	(5,788)	(8,453)
Reorganization expenses due to bankruptcy	6,858	52,592

Operating loss	(12,646)	(61,045)

Other (expense) income:
Interest expense	(29,387)	(270,215)
Minority interest in income (losses) of subsidiaries	2,328	1,348
Other-than-temporary impairment of investment and other assets	—	(145,088)
Loss on sale of assets	—	(1,551)
Other	—	2,048

Total	(27,059)	(413,458)

Net loss applicable to common stockholders	$(39,705)	$(474,503)

Net loss per weighted average share outstanding – basic and diluted	$(0.15)	$(1.86)

Weighted average shares outstanding (in thousands) – basic and diluted	253,748	253,748

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	For the Month Ended February 28, 2003	For the Eight Months Ended February 28, 2003
Cash flows from operating activities:
Net loss	$(39,705)	$(474,503)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	82,800	600,446
Impairment of long-lived and other assets	—	72,134
Other-than-temporary impairment of investments and other assets	—	145,088
Minority interest in income of subsidiaries	(2,328)	(1,348)
Loss on sale of assets	—	1,551
Reorganization expenses due to bankruptcy	6,858	52,592
Non-recurring professional fees, net of amounts paid	814	11,625
Change in assets and liabilities:
Subscriber receivables – net	16,036	8,842
Prepaid expenses and other assets – net	(8,553)	(42,126)
Accounts payable	36,892	247,701
Subscriber advance payments and deposits	(24,924)	10,305
Accrued interest and other liabilities	(9,796)	32,500
Intercompany receivables and payables – net	(1)	11,236

Net cash provided by operating activities before reorganization expenses	58,093	676,043
Reorganization expenses paid during the period	(7,347)	(30,618)

Net cash provided by operating activities	50,746	645,425

Cash flows from investing activities:
Acquisitions	(4)	(149)
Expenditures for property, plant and equipment	(47,122)	(433,300)
Investments in other joint ventures	—	(740)
Related party receivables and payables – net	(1,010)	(16,276)

Net cash used in investing activities	(48,136)	(450,465)

Cash flows from financing activities:
Proceeds from debt	—	200,000
Payments of debt	(1,010)	(17,962)
Payment of debtor in possession bank financing costs	—	(47,544)

Net cash (used in) provided by financing activities	(1,010)	134,494

Increase in cash and cash equivalents	1,600	329,454
Cash and cash equivalents, beginning of period	471,621	143,767

Cash and cash equivalents, end of period	$473,221	$473,221

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

1. Organization, Business and Proceedings under Chapter 11

Adelphia Communications Corporation and subsidiaries (“Adelphia” or the “Company”) owns, operates and manages cable television systems and other related telecommunications businesses. Adelphia’s operations consist primarily of selling video programming, which is distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables. These services are offered in the respective franchise areas under the name Adelphia. Cable systems owned by Adelphia (the “Company Systems”) are located in 29 states and Puerto Rico, and are organized primarily into six strategic clusters: Los Angeles, PONY (Western Pennsylvania, Ohio and Western New York), New England, Florida, Virginia and Colorado Springs. The Company’s Systems are located primarily in suburban areas of large and medium-sized cities within the 50 largest television markets.

Solely for the purposes of the accompanying unaudited consolidated financial statements, the accounts of Adelphia, its majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by Adelphia are included with the exception of those subsidiaries/entities who did not file voluntary petitions under Chapter 11 (“Chapter 11”) of the U.S. Bankruptcy Code. The accompanying unaudited consolidated financial statements do not include any entities owned and/or controlled by the John J. Rigas family (the “Rigas family”). The Non-filing entities as of February 28, 2003 are Palm Beach Group Cable, Inc., Palm Beach Group Cable Joint Venture and Century-ML Cable Corporation, Praxis Capital Ventures, L.P., St. Mary’s Television, Inc., STV Communications and Main Security Surveillance, Inc. (“Non-filing entities”). On September 30, 2002, Century-ML Cable Venture (“CMLCV”), a subsidiary of the Company, filed a voluntary petition to reorganize under Chapter 11 (see Note 18). As of and for the month ended February 28, 2003, the Non-filing entities were not significant as compared to the filing entities.

Adelphia Business Solutions, Inc. and subsidiaries (“Adelphia Business Solutions”) was a consolidated subsidiary of Adelphia as of December 31, 2001. Adelphia Business Solutions owns, operates and manages entities which provide competitive local exchange carrier (“CLEC”) telecommunications services under the name Adelphia Business Solutions. On January 11, 2002, the Company distributed in the form of a dividend, all of the shares of common stock of Adelphia Business Solutions owned by Adelphia to holders of Adelphia’s Class A and Class B common stock (the “Spin-off”). As a result of the Spin-off, the Rigas family holds a majority of the total voting power of Adelphia Business Solutions common stock. The distribution of Adelphia Business Solutions common stock was recorded on the date of the Spin-off. Accordingly, the accompanying unaudited consolidated financial statements do not include the accounts of Adelphia Business Solutions as of February 28, 2003 and for the period from July 1, 2002 through February 28, 2003.

Bankruptcy Proceedings

On June 25, 2002, Adelphia and all of its wholly-owned subsidiaries (including Century Communications Corporation (“Century”) which filed on June 10, 2002) (all filing entities herein known as the “Debtors”) except for the Non-filing entities and CMLCV which filed on September 30, 2002 (see Note 18) filed voluntary petitions to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors are operating their business as debtors-in-possession. On July 11, 2002, the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed a statutory committee of unsecured creditors (the “Creditors’ Committee”). In addition, on July 31, 2002 the U.S. Trustee appointed a statutory committee of equity holders (the “Equity Committee” and collectively with the Creditors’ Committee, the “Committees”). The Committees have the right to, among other things, review and object to certain business transactions and may participate in the formulation of the Company’s long-term business plan and plan of reorganization. By order dated October 25, 2002, the Court granted the Company’s request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof,

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

through February 21, 2003 and April 21, 2003, respectively. By order dated March 20, 2003, the Court granted the Company’s second request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through June 20, 2003 and August 21, 2003, respectively.

Bankruptcy Costs and Fees

In connection with the effectiveness of a plan or plans of reorganization, the Company will incur certain costs and fees. Certain of these expenses will be due once the plan of reorganization is approved by the court and include cure costs, financing fees and success fees. The Company is currently aware of certain success fees that potentially could be paid to representatives of the Company and Committees upon the Company’s emergence from bankruptcy. Currently, these contingent fees are estimated to be approximately $20,000. As no plan or plans of reorganization have been confirmed by the Bankruptcy Court, no accrual for such amounts has been recorded in the unaudited consolidated financial statements.

Basis of Presentation

Until a plan or plans of reorganization are confirmed by the Bankruptcy Court, the unaudited consolidated financial statements of the Company have been prepared using guidance prescribed by the American Institute of Certified Public Accountants’ (“AICPA”) Statement of Position 90-7 “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (“SOP 90-7”) and generally accepted accounting principles in the United States of America (“GAAP”). These unaudited consolidated financial statements are not intended to present fairly the financial position of the Company as of February 28, 2003, or the results of its operations or its cash flows for the one and seven month periods ended February 28, 2003 in conformity with GAAP because the unaudited consolidated financial statements exclude the financial position and results of operations of the Non-filing entities and CMLCV. Furthermore, the unaudited consolidated financial statements do not include all of the information and footnote disclosures required by GAAP for complete financial statements.

The accompanying unaudited consolidated financial statements of the Company have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Company is unable to continue as a going concern. As a result of the reorganization proceedings under Chapter 11, the Company may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the unaudited consolidated financial statements.

SOP 90-7 requires that pre-petition liabilities that are subject to compromise be segregated in the Company’s unaudited consolidated balance sheet as liabilities subject to compromise and that revenue, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization due to the Company’s bankruptcy be reported separately as reorganization expenses in the unaudited consolidated statement of operations. See Note 5 to these unaudited consolidated financial statements for further discussion.

As a result of the Company’s recurring losses, the Chapter 11 filing and circumstances relating to these events, including the Company’s debt structure, actions taken by Rigas management and current economic conditions, realization of assets and liquidation of liabilities are subject to significant uncertainty. In order to provide liquidity through June 2004, the Company entered into an Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002, as amended, with a group of lenders led by JP Morgan Securities, Inc. and Salomon Smith Barney, Inc. as Co-Lead Arrangers, for a Debtor-in-Possession Credit Facility (the “DIP Facility” or “DIP Lenders”). See Note 2 to these unaudited consolidated financial statements for further discussion. The Company believes that cash flows from operations, along with the financing provided through the DIP Facility, should allow the Company to continue as a going concern; however, there can be no assurance of this. The Company’s ability to continue as a going concern is also dependent upon its ability to maintain compliance with covenants under the DIP Facility and the ability to generate sufficient cash flow from operations and financing sources to meet its obligations as they become

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

due. In the event a Chapter 11 plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Company’s business thereafter will be dependent on the Company’s ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan or plans of reorganization are confirmed by the Bankruptcy Court and become effective, there can be no assurance that the Company will emerge from these bankruptcy proceedings. Furthermore, the effect on the Company’s business from the terms and conditions of such a plan or plans of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Company’s ability to continue as a going concern.

The accompanying unaudited consolidated financial statements have been derived from the books and records of the Debtors. However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP. Upon the application of such procedures (such as tests for asset impairment), the Debtors believe that the financial information will be subject to changes, and these changes could be material. The Company’s intangible assets primarily consist of purchased franchises and goodwill that resulted from the allocation of the purchase price of previously acquired cable systems. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”, the Company has discontinued amortizing its purchased franchises and goodwill as of January 1, 2002. SFAS No. 142 requires testing for impairment annually of goodwill and indefinite-lived intangible assets, or more frequently as warranted by events or changes in circumstances. At this time, the Company has not completed its impairment test of purchased franchises and goodwill. Any such adjustment, as a result of an analysis performed in accordance with SFAS No. 142, may have a material impact on the Company’s financial statements. Additionally, the Company has not completed its adoption of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which addresses the financial accounting and reporting for the impairment of long-lived assets and long-lived assets to be disposed of. Once the Company has completed its adoption of SFAS No. 144, an adjustment to the financial statements may be required and this adjustment may be material to the financial statements. Furthermore, the Debtors disclosed in its Current Report on Form 8-K, dated June 10, 2002, that it believes that certain financial information reported by Rigas management was unreliable. As such, the books and records of the Debtors from which the accompanying unaudited consolidated financial statements are derived may not accurately reflect the financial condition, results of operations and cash flows of the Debtors.

The Debtors are reviewing the books and records and other information on an on-going basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to these accompanying unaudited consolidated financial statements. These accompanying unaudited consolidated financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein.

All significant intercompany accounts have been presented gross for purposes of these unaudited consolidated financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in consolidation. See Note 8 to these unaudited consolidated financial statements for further discussion.

As previously stated, certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all disclosures considered necessary for an informative presentation have been included herein. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2000. As further discussed in Dismissal of Former Independent Public Accountants below, PricewaterhouseCoopers, LLP (“PwC”), the Company’s independent accountants, have not completed its audit as of and for the year ended December 31, 2001 or its re-audits as of and for the years ended December 31, 1999 and 2000.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

Corrections in Accounting Policies and Practices

Effective January 1, 2003, in order to be in accordance with GAAP, the Company corrected many of its erroneous accounting policies and practices for Property, Plant and Equipment (“PP&E”) with respect to the accounting for capitalization of labor, labor-related expenses, certain overhead expenses, and certain materials used in the maintenance of its cable systems. Under Rigas management’s accounting policies and practices, labor and labor-related expenses for service calls and normal, ongoing maintenance to cable systems were being accounted for at least in substantial, if not in total part, as capitalized costs in PP&E. The Company has determined that these costs should be expensed as incurred, rather than capitalized, and have reflected such costs in the monthly unaudited consolidated statement of operations as expenses beginning January 1, 2003. The monthly impact to the unaudited consolidated statement of operations from the corrections in the Company’s erroneous accounting policies and practices for PP&E was estimated to be a net increase in expenses of approximately $9,000 in January 2003 as compared to the average of the July 2002 through December 2002 results in the unaudited consolidated statement of operations previously filed in Monthly Operating Reports with the Bankruptcy Courts. The impact to the unaudited consolidated statement of operations in the future may vary based upon levels of activities.

The total monthly impact to the unaudited consolidated statement of operations from these corrections in the Company’s erroneous accounting policies and practices for PP&E is estimated to be an increase in expenses of approximately $19,000 per month. However, as discussed in Note 13, the Company recorded an adjustment expensing approximately $21,000 for the period from July 1, 2002 through December 31, 2002 for costs erroneously capitalized under Rigas management accounting policies and practices. The adjustment recorded in December, which increases expenses by an average of approximately $3.5 million per month, is included in the increase in expenses of approximately $19,000, noted above. Furthermore, as discussed in Note 3, the Company has been recording an estimated provision for accounting changes of $8,500 per month since January 1, 2002, which offsets the $19,000 estimate. Based on the correction in the accounting policies and practices in PP&E, beginning on January 1, 2003, the Company has reduced the monthly estimated provision for accounting changes to $2,000 for estimated future accounting adjustments, including further adjustments in PP&E. There can be no assurance, however, that future adjustments will not be greater than such estimate.

The Company has not completed its review of the Company’s historical books and records, accounting policies and practices, and financial statements, and is continuing its comprehensive evaluation of accounting policies and practices regarding PP&E, including the capitalization of costs in accordance with the provisions of SFAS No. 51, “Financial Reporting by Cable Television Companies”. The scope and magnitude of further corrections in erroneous accounting policies and practices including those related to PP&E has not been determined at this time; however, such corrections may result in further adjustments and these adjustments may be material. Furthermore, the Company is currently unable to determine the impact on depreciation expense attributable to these corrections for any period since the adjustments to the historical costs of PP&E have not yet been finalized. The impact of any other further changes could be material.

Dismissal of Former Independent Public Accountants

As disclosed in its Current Report on Form 8-K filed on June 14, 2002 as amended, the Company, on June 9, 2002, dismissed Deloitte & Touche LLP (“Deloitte”), its former independent public accountants.

As a result of actions taken by the former management of the Company, the Company (i) has not yet completed its financial statements as of and for the year ended December 31, 2002 or received its independent auditor’s report thereon or filed with the Securities and Exchange (“SEC”) its Annual Report on Form 10-K as of and for the year ended December 31, 2002 and (ii) has not yet completed its financial statements as of and for the year ended December 31, 2001 or received its independent auditor’s report thereon or filed with the SEC its Annual Report on Form 10-K as of and for the year ended December 31, 2001. Furthermore, the Company has not timely filed its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002. As of the date Deloitte was dismissed as the Company’s independent accountants, Deloitte had not completed its audit nor issued its independent

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

auditors’ report with respect to the Company’s financial statements as of and for the year ended December 31, 2001. As disclosed in a press release attached to its Current Report on Form 8-K filed on June 21, 2002, the Company announced that it had been advised by Deloitte, that based on the Company’s decision to restate the financial statements, Deloitte withdrew certifications of financial statements of the Company and its subsidiaries that Deloitte had issued since March 2001. The Company expects to restate its financial statements for years ended December 31, 1999 and 2000 and its interim financial statements for 2001 and possibly other periods. Effective March 18, 2003, the Company hired a new Chief Executive Officer and a new President and Chief Operating Officer. The new Chief Executive Officer replaced the Interim Chief Executive Officer, who, along with other members of the management team, took control of the Company in May 2002. On June 13, 2002, the Company’s Board of Directors retained PwC as independent accountants. At this time, PwC has not completed the audits for the years ended December 31, 1999, 2000 and 2001. See Note 3 to these unaudited consolidated financial statements for further information.

On November 6, 2002, the Company filed a lawsuit against Deloitte charging them with, among other charges, professional negligence, breach of contract, fraud and wrongful conduct. The Company is seeking compensation for all injury from Deloitte’s conduct, as well as punitive damages. Deloitte has filed preliminary objections to the complaint. The deadline for the Company to respond to such preliminary objections is April 1, 2003.

2. Debt and Other Obligations

Due to the commencement of the Chapter 11 filings and the Company’s failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations. Except as otherwise may be determined by the Bankruptcy Court, the stay protection afforded by the Chapter 11 filings prevents any action from being taken with regard to any of the defaults under the pre-petition debt obligations. All of the pre-petition obligations are classified as liabilities subject to compromise as of February 28, 2003. See Note 4 to these unaudited consolidated financial statements for further information.

DIP Facility

In connection with the Chapter 11 filings, the Company entered into a $1,500,000 DIP Facility led by J.P. Morgan Securities, Inc. and Salomon Smith Barney, Inc. as Co-Lead Arrangers. The DIP Facility was approved by the Bankruptcy Court on August 23, 2002. The DIP Facility expires on the earlier of June 25, 2004 or upon the occurrence of certain other events, including the effective date of a reorganization plan of any loan party that is confirmed pursuant to an order of the Bankruptcy Court (“Termination Event”). The debtor-in-possession commitment that Adelphia received can be used for general corporate purposes and investments, as defined in the agreement. The DIP Facility is secured with a first priority lien on all its unencumbered assets, a priming first priority lien on all its assets securing its pre-petition bank debt, and a junior lien on all other assets subject to valid pre-existing liens. The DIP Facility consists of a $1,300,000 revolving credit facility (“Tranche A Loans”) and a $200,000 loan (“Tranche B Loan”). Loans under the DIP Facility bear interest at the Alternate Base Rate (greatest of the Prime Rate, the Base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) plus 2.5% or LIBOR plus 3.5%. On September 3, 2002, the Company closed on the DIP Facility and, as part of the closing, the proceeds from the Tranche B Loan in the amount of $200,000 were funded by the DIP Facility Lenders and transferred into credit-linked investment accounts maintained at JPMorgan Chase Bank. Based on the DIP Facility’s terms and conditions, the proceeds from the Tranche B Loan have been recorded on the unaudited consolidated balance sheet as cash and cash equivalents and parent and subsidiary debt. The Company pays interest on the Tranche B Loan proceeds, net of interest income, as defined. Furthermore, as of February 28, 2003, the Company issued letters of credit totaling $37,964 against the Tranche B Loan proceeds.

The terms of the DIP Facility contain certain restrictive covenants which include limitations on the incurrence of additional guarantees, liens and indebtedness, limitations on the sale of assets, and the

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

funding of capital expenditures. The DIP Facility will also require that the Company meet certain financial covenants, which are to be determined, except as noted below. On February 14, 2003, the DIP lenders approved an amendment to the DIP Facility amending the dates that the Company is required to submit a long-term budget to April 15, 2003, and set certain financial covenants in consultation with the DIP Lenders no later than May 15, 2003. The amendment also approved capital spending for the months of March through May 2003. The DIP Facility, as amended, currently limits the Company’s capital spending to $330,000 during the period from December 1, 2002 to February 28, 2003 and for the same amount during the period from March 1, 2003 to May 31, 2003. The Company believes it is materially in compliance with all requirements referred to in the DIP Facility.

As of February 28, 2003, the Company has availability of $300,000 under the DIP Facility. The remaining $1,000,000 of availability is subject to satisfaction by the Company of certain conditions.

Co-Borrowing Credit Facilities

As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, various subsidiaries of the Company have entered into co-borrowing credit facilities with certain entities owned by the Rigas family. Historically, the Company’s financial statements reported borrowings attributable only to the Company under such co-borrowing credit facilities and provided footnote disclosure as to the total amount of borrowings permitted under such facilities without disclosing the amount of borrowings attributable to entities owned by the Rigas family. Therefore, the entire co-borrowing credit facilities were not reflected as indebtedness on the Company’s historical financial statements.

As discussed in Note 1, at this time, PwC has not completed its audits of the Company’s financial statements as of and for the year ended December 31, 2001 and the Company expects to restate its financial statements as of and for the years ended December 31, 1999 and 2000 and its interim financial statements for 2001 and possibly other periods. As disclosed in its Current Report on Form 8-K filed on May 24 and June 10, 2002, after initial discussions with the SEC in early May 2002, the Company announced on May 24, 2002 that it had tentatively concluded that it would increase the Company’s indebtedness by $2,846,156 to reflect the full amount of borrowings by entities owned by the Rigas family for which subsidiaries of the Company are jointly and severally liable. Accordingly, the accompanying unaudited consolidated financial statements reflect an increase of $2,846,156 of such indebtedness of parent and subsidiary debt in liabilities subject to compromise with a corresponding reduction in stockholders’ equity. As consultations are continuing with the SEC and PwC, and PwC has not yet completed its audit of the Company’s financial statements, the accounting treatment for the increase in parent and subsidiary debt and the reduction in stockholders’ equity included in the Company’s unaudited financial statements has yet to be finalized. The final accounting treatment may result in materially different treatment from that presented herein.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

Parent and Subsidiary Debt

The following information is an update as of February 28, 2003 of certain disclosures included in Note 4 to Adelphia’s consolidated financial statements contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2000.

Parent Debt:	February 28, 2003
9 1/4% Senior Notes due 2002	$325,000
8 1/8% Senior Notes due 2003	149,817
10 1/2% Senior Notes due 2004	150,000
7 1/2% Senior Notes due 2004	100,000
10 1/4% Senior Notes due 2006	487,698
9 7/8% Senior Notes due 2007	348,417
8 3/8% Senior Notes due 2008	299,438
7 3/4% Senior Notes due 2009	300,000
7 7/8% Senior Notes due 2009	350,000
9 3/8% Senior Notes due 2009	497,048
10 7/8% Senior Notes due 2010	745,316
10 1/4% Senior Notes due 2011	1,000,000
6 % Convertible Subordinated Notes due 2006	1,024,924
3 1/4% Convertible Subordinated Notes due 2021	978,253
9 7/8% Senior Debentures due 2005	129,286
9 1/2% Pay-In-Kind Notes due 2004	31,847

Total parent debt	$6,917,044

Subsidiary Debt:
Notes to banks	$3,970,531
DIP Facility	200,000
10 5/8% Senior Notes of Olympus due 2006	202,243
11% Senior Subordinated Notes of FrontierVision Due 2006	207,953
11 7/8% Senior Discount Notes Series A of FrontierVision due 2007	244,639
11 7/8% Senior Discount Notes Series B of FrontierVision due 2007	89,953
Zero Coupon Senior Discount Notes of Arahova due 2003	412,601
9 1/2% Senior Notes of Arahova due 2005	250,590
8 7/8% Senior Notes of Arahova due 2007	245,371
8 3/4% Senior Notes of Arahova due 2007	219,168
8 3/8% Senior Notes of Arahova due 2007	96,046
8 3/8% Senior Notes of Arahova due 2017	94,924
Senior Discount Notes of Arahova due 2008	348,086
Other subsidiary debt and capital leases	201,536

Total subsidiary debt	$6,783,641

Total parent and subsidiary debt, exclusive of co-borrowing credit facilities	13,700,685
Co-borrowing credit facilities	2,846,156

$16,546,841

In connection with the Company’s ongoing review of its books and records and other information, an adjustment was made for liabilities subject to compromise regarding how leases were being classified. For purposes of this report only, for leases being paid on a current basis, such leases are not being treated as liabilities subject to compromise.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

Total parent and subsidiary debt, exclusive of co-borrowing credit facilities, of $13,700,685 consists of liabilities subject to compromise of $13,421,599, bank financing under the DIP facility of $200,000 and capital leases of $79,086.

Weighted average interest rate payable by subsidiaries under credit agreements with banks	5.02%

Interest Expense

Interest expense on notes to banks and capital leases totaling $29,387 and $270,215 has been reported in the unaudited consolidated statements of operations for the one and eight month periods ended February 28, 2003, respectively, of which $12,102 and $110,520 is attributable to the Rigas family owned entities within co-borrowing credit facilities. In accordance with SOP 90-7, interest expense is reported only to the extent that it will be paid during Chapter 11 proceedings or will be allowed on a secured or unsecured claim. Had the Company not filed voluntary petitions under Chapter 11, the amount of the interest expense that would have been reported in the unaudited consolidated statement of operations, for the one and eight month periods ended February 28, 2003 is $91,009 and $766,446, respectively.

3.	Estimated Provision for Accounting Changes

As discussed in Note 1, PwC, the Company’s independent accountants, has not completed its audit as of and for the year ended December 31, 2001 or its re-audit as of and for the years ended December 31, 1999 and 2000. However, based on information known at this time, the Company has recorded an estimated provision related to expected adjustments in the amount of $8,500 and $51,000 for the respective one and six month periods ended December 31, 2002. As more fully discussed in Note 1, beginning January 1, 2003, the Company reduced the estimated provision for accounting changes to $2,000 per month because of corrections made to the Company’s accounting policies and practices in PP&E. Such adjustments have been included in the Company’s Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) computation in Note 17.

As disclosed in the Company’s Current Report on Form 8-K filed on June 10, 2002, the Company determined that it would make certain adjustments to its results of operations and restate its financial statements as of and for the years ended December 31, 2000 and 2001. Based on information known at that time, the Company expected to record estimated adjustments totaling approximately $160,000 and $210,000 to reduce the results of operations in 2000 and 2001, respectively. Such estimates correct items in operating results previously announced by Rigas management, including, but not limited to, capitalization of labor expenses, the expensing of certain programming costs, improperly reducing the Company’s operating expenses for “marketing support” payments and the impairment of financial instruments. Final adjustments to any prior year financial statements will be made by management at the completion of the audits by PwC. The final adjustments in 2000 and 2001 could materially exceed the amount estimated by the Company.

Furthermore, as additional information becomes available, the Company will make necessary adjustments to current periods in 2003. These adjustments may be material to the accompanying unaudited financial statements.

4. Liabilities Subject to Compromise

As discussed in Note 1 to the accompanying unaudited consolidated financial statements, the Company has been operating as debtors-in-possession under Chapter 11 since June 25, 2002. The Company is authorized to operate its business in the ordinary course.

As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan or plans of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although pre-petition claims are generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved Adelphia’s motions to pay certain pre-petition obligations including,

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

but not limited to employee wages, salaries, commissions, incentive compensation and other related benefits. The Company has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Company may reject pre-petition executory contracts and unexpired leases with respect to the Company’s operations, with the approval of the Bankruptcy Court. Any damages resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. Adelphia will notify all known claimants subject to the bar date of their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which claims against the Company must be filed if a claimant disagrees with how such claimant’s claim appears on the Debtor’s Schedules. No bar date has yet been set by the Bankruptcy Court. Differences between liability amounts estimated by the Company and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan or plans of reorganization as discussed in Note 1. Accordingly, the ultimate amount of such liabilities is presently not determinable. On December 2, 2002, the Company filed a motion with the Bankruptcy Court to extend the deadline for filing its Statement of Financial Affairs and Schedules. The motion was heard on December 19, 2002 and the Bankruptcy Court granted the extension through April 23, 2003. On March 24, 2003, the Company filed a motion with the Bankruptcy Court to extend the deadline for filing its Statement of Financial Affairs and Schedules through August 1, 2003. A hearing on the motion is scheduled for April 25, 2003.

As of February 28, 2003, the Company had liabilities subject to compromise of $46,186,348. Liabilities subject to compromise have been reported in accordance with SOP 90-7. Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events. Such adjustments may be material to the amounts reported as liabilities subject to compromise.

Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted. Accordingly, the values set forth in the accompanying unaudited consolidated financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court.

5. Non-Recurring Professional Fees and Reorganization Expenses Due to Bankruptcy

The Company is incurring certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, relate to the Company’s reorganization and have been incurred in response to the actions taken by Rigas management. These expenses include the re-audit, legal, special investigation and forensic consultant fees of the Company and the Special Committee of the Board of Directors and have been included in non-recurring professional fees in the unaudited consolidated statements of operations. Such expenses are not expected to recur in the foreseeable future and therefore, have been excluded from the Company’s EBITDA computation in Note 17. Based on the Company’s interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited consolidated statements of operations. These expenses include legal, restructuring and financial consultant fees for the Company and for Committee representatives.

The Company and its legal counsel are confirming the treatment of the Company’s provisional allocation of its non-recurring professional fees to all of its joint ventures and related parties.

6. Accounts Payable, Accrued Expenses and Other Liabilities

To the best of the Company’s knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers’ compensation and disability insurance policies, required to be paid are fully paid as of February 28, 2003.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

As stated in Note 1, the Company is reviewing the books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Management is currently performing a review to substantiate the completeness of all liabilities. Such review is ongoing and may result in additional adjustments to the accompanying unaudited consolidated financial statements.

7. Preferred Stock Dividends

In accordance with the accounting direction provided in SOP 90-7, the Company has discontinued accruing for its preferred stock dividends as of June 25, 2002, the filing date of the Chapter 11 cases. Had the Company not filed voluntary petitions under Chapter 11, preferred stock dividends would have been $5,750 and $46,000 for the respective one and eight month periods ended February 28, 2003.

8. Intercompany Receivables and Payables

The accompanying unaudited consolidated financial statements include intercompany receivables and payables related to all of Adelphia’s majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by the Company, including Non-filing entities and CMLCV (see Note 18). The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables included in liabilities in the unaudited consolidated balance sheet. Intercompany payables have been segregated between pre and post bankruptcy petition and none of the intercompany balances have been collateralized. The intercompany balances do not net to zero due to the Non-filing entities and CMLCV being included in these balances, as discussed in Note 1.

9. Related Party Receivables and Payables

Related party receivables and payables represent advances to and payables from certain related parties, including Adelphia Business Solutions and entities owned and/or controlled by the Rigas family. Related party receivables and payables are presented at the gross amount with the total receivable balance included in assets and the payables included in the liabilities in the unaudited consolidated balance sheet. Related party payables have been segregated between pre- and post-bankruptcy petition, and none of the related party balances have been collateralized.

In October 2002, the Company recorded a reserve of $5,075 against management service fee invoiced to Adelphia Business Solutions for the period from June 2002 through October 2002. For the period from November 2002 through February 2003, an additional $3,600 reserve was recorded against management service fee revenue invoiced to Adelphia Business Solutions. Management is continuing to evaluate the recoverability of related party receivables and may record additional reserves in the future.

10. Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity date of three months or less to be cash equivalents. As required by an agreement with the Company’s insurance provider, the Company restricted cash for the payment of franchise obligations in the amount of $31,485 as of February 28, 2003. Included in restricted cash is $11,471 related to working capital transactions for certain acquisitions of cable systems from Verizon that were completed in February 2002.

As discussed in Note 2, also included in cash and cash equivalents are the proceeds of the Tranche B Loan of $200,000.

11.	Subscriber Receivables

Subscriber receivables consist of monthly amounts due from the Company’s subscribers and customers and are reported net of allowance for doubtful accounts of $10,527.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

12. Prepaid Expenses and Other Assets—Net

Included in prepaid expenses and other assets—net are unamortized deferred loan fees of $154,976. Such loan fees relate to pre-petition debt obligations, which have been classified as liabilities subject to compromise. See Note 4 to these unaudited consolidated financial statements for further discussion. SOP 90-7 requires that in cases where the underlying debt becomes an allowed claim and the allowed claim differs from the net carrying amount of the debt, the amount of the debt will be adjusted for any unamortized deferred loan fees to equal the value of the allowed claim. Any gain or loss from such adjustments to the underlying debt as compared to the allowed claim will be recorded as reorganization expenses due to bankruptcy in the unaudited consolidated statement of operations.

13. Other-than-Temporary Impairment of Investments, Long-Lived Assets and Certain Other Assets

As discussed in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Additionally, as discussed in Note 1, PwC has not completed its audit as of and for the years ended December 31, 2001 and 2002 or its re-audit as of and for the years ended December 31, 1999 and 2000. The Company is performing an evaluation of impairment related to several investments and long-lived and certain other assets. This evaluation includes a review of the accounting treatment when the transaction originated and a review of the accounting subsequent to the date of origination, including periodic evaluations for impairment. These evaluations may result in adjustments to the unaudited consolidated financial results contained herein and financial statements as of and for the periods ended December 31, 1999, 2000, 2001 and 2002. The adjustments may be material to these periods.

Listed below are certain investments and other assets for which (with the exception of property, plant and equipment-net and intangible assets) the Company has recorded an asset impairment charge during the eight month period ended February 28, 2003. All adjustments to be made to prior periods as a result of the Company’s restatement of prior year financial statements have not been reflected in the unaudited consolidated financial statements contained herein pending the completion of the audit as of and for the year ended December 31, 2001 and the re-audits as of and for the years ended December 31, 1999 and 2000.

The tables below presents the impairment of long-lived and other assets and other than temporary impairment of investments and other assets that have been recorded by the Company since July 1, 2002.

Impairment of Long-Lived and Other Assets:

For the Eight Months Ended February 28, 2003
Internal Operating, Call Center and Billing System	$63,910
Competitive Local Exchange Carriers	8,224

$72,134

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

Other-than-Temporary Impairment of Investments and Other Assets:

For the Eight Months Ended February 28, 2003
Praxis Capital Ventures, L.P.	$2,300
Devon Mobile Communications, L.P.	105,954
Buffalo Sabres	31,447
Interactive Digital TV Investments	5,387

$145,088

Internal Operations, Call Center and Billing System

From 1998 through mid-2002, the Company was developing an internal operations, call center and billing system known as “Convergence”. After careful evaluation of the functionality and usability of the Convergence system, the Company decided not to pursue continued rollout and terminated additional funding for the system. In October 2002, the Company recognized an impairment charge related to the abandonment of the Convergence system in the amount of $63,910. Additional adjustments totaling $7,610 were recorded in October to reclassify payroll and other operating expenses improperly capitalized during 2002. The Company’s remaining investment in this system of approximately $30,000 will be adjusted in connection with the restatement of its prior year financial statements.

Closure of the Competitive Local Exchange Carriers (“CLECs”)

In August 2002, the Company filed a motion with the Bankruptcy Court for approval to close operations in 14 markets that were served by the Company’s CLECs. The CLECs provided local telephone service to certain geographic markets and competed with local telephone exchange carriers. The Company’s Board of Directors approved the closure, and approval was granted by the Bankruptcy Court by order dated September 25, 2002. The Company expects that, in connection with the restatement of its financial statements for prior periods, the property, plant and equipment associated with these CLECs will be written down by approximately $100,000. The remaining net book value of the property, plant and equipment of approximately $20,000 is being depreciated over its estimated remaining useful life beginning in November 2002. Furthermore, in November 2002, the Company recognized an additional impairment of $6,873 on certain assets that are expected to be sold and recorded a reserve for trade accounts receivables of $1,351.

Praxis Capital Ventures, L.P.

As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002 the Company entered into certain transactions with Praxis Capital Partners, LLC, a Delaware limited liability company (“Praxis Capital”), and Praxis Capital Management, LLC, a Delaware limited liability company, through Praxis Capital Ventures, L.P., a Delaware limited partnership (“PCVLP”), in which ACC Operations, Inc. (a wholly-owned Company subsidiary) is a 99.5% Limited Partner. Formed in June 2001, PCVLP focused on private equity investments in the telecommunications market. At June 30, 2002, the net book value of the Company’s portion of these investments was approximately $1,247. In addition, the Company had recorded $1,053 of prepaid management service fees to PCVLP. The Company is continuing to evaluate the PCVLP investments, which consist primarily of investments in private companies whose securities have no actively traded market. In July 2002, the Company recorded a 100% reserve against its remaining investment in PCVLP and the related prepaid management service fees.

Peter L. Venetis, the son-in-law of John J. Rigas, is the managing director of Praxis Capital Management, LLC.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

Devon Mobile Communications, L.P.

The Company is a 49.9% Limited Partner in Devon Mobile Communications, L.P., (“Devon Mobile”), a Delaware limited partnership which, through its subsidiaries, holds licenses to operate regional wireless telephone businesses in several states. Devon Mobile had certain business and contractual relationships with the Company and with former subsidiaries or divisions of the Company which were spun-off as Adelphia Business Solutions in January 2002. In late May 2002, the Company notified Devon L.P., Inc., the General Partner of Devon Mobile, that it would likely terminate certain discretionary operational funding to Devon Mobile. In July 2002, the Company understood that Adelphia Business Solutions elected to terminate certain services significant to Devon Mobile’s operations. Devon Mobile filed voluntary petitions to reorganize under Chapter 11 with the U.S. Bankruptcy Court on August 19, 2002. In July 2002, the Company recorded an asset impairment reserve against the investment in and receivables from Devon Mobile of $1,221 and $53,646, respectively. In November 2002, the Company refined its evaluation of exposure to Devon Mobile and recorded additional asset impairment of $51,087, which related primarily to the Company’s guarantee of certain obligations of Devon Mobile, other receivables from Devon Mobile, and incremental investment that is expected to result from the Company’s restatement of prior year financial information. As of November 2002, the Company has fully reserved for its investment and receivables in Devon Mobile. On January 17, 2003, the Company filed proofs of claim against Devon Mobile and its subsidiaries for approximately $130,100 in debt and equity claims, as well as an additional claim of approximately $34,000 relating to its guarantee of certain Devon Mobile obligations.

Buffalo Sabres

As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, the Company had entered into various arrangements with Niagara Frontier Hockey, L.P. (“NFHLP”), a Delaware limited partnership owned by the Rigas Parties. Among other assets, NFHLP owns the Buffalo Sabres, a National Hockey League team. The Company has made approximately $165,000 of loans and advances to NFHLP and its subsidiaries. In November 2002, the Company recognized impairment of those loans and advances of $31,447. This write-down, combined with anticipated adjustments relating to restatement of the Company’s prior year financial statements of approximately $79,000 and reserves previously recorded by the Company, will reduce the net book value of the Company’s loans to NFHLP and its subsidiaries to an amount which approximates expected net proceeds from the sale of the team known at that time. On November 21, 2002, the National Hockey League, which is currently managing the affairs of NFHLP, gave conditional approval to the sale of the team. On January 13, 2002, the NFHLP and certain of its subsidiaries (the “Niagara Debtors”) filed voluntary petitions to reorganize under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Western District of New York (the “Niagara Bankruptcy Court”). The process to sell the team is ongoing with the protocol established by the Bankruptcy Court. In connection with the DIP facility of the Niagara Debtors (the “Niagara DIP facility”), by order dated January 14, 2003, the Bankruptcy Court authorized the Company to consent to the “priming” of certain liens, security interests and claims that the Company holds against the Niagara Debtors to the liens and claims granted to the Niagara DIP lender of the Niagara Debtors and agree to not support any attempt to relocate the Buffalo Sabres franchise from Buffalo, New York unless pursuant to the terms of such relocation all obligations of the Niagara Debtors to their DIP lender have been paid in full. By order dated February 5, 2003, the Bankruptcy Court authorized the Company to: (a) submit to the exclusive jurisdiction of the Niagara Bankruptcy Court in all matters related to the sale process of section 363 of the Bankruptcy Code described in the Niagara DIP facility of the Niagara Debtors; (b) consent to the sale of certain assets of the Niagara Debtors in connection with any sale process pursuant to section 363 of the Bankruptcy Code described in the Niagara DIP facility of the Niagara Debtors; and (c) consent to the “priming” of certain liens, security interests, and claims that the Debtors hold against the Niagara Debtors to any breakup fees or expenses, which are approved by the Niagara Bankruptcy Court, in connection with any sale process pursuant to section 363 of the Bankruptcy Code.

On or about March 13, 2003, certain of the Niagara Debtors entered into an Asset Purchase Agreement ( “APA”) with Hockey Western New York LLC ( “Purchaser”) for the sale of certain assets and assumption of certain liabilities. On March 14, 2003, the Niagara Debtors filed a motion seeking an order from the Niagara Bankruptcy Court (i) approving the APA, (ii) authorizing the sale of assets free and clear of liens, claims, encumbrances and interests, (iii) determining that such sale is exempt from any stamp,

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

transfer, recording or similar tax, (iv) authorizing the assumption and assignment of certain executory contracts and unexpired leases and (v) granting related relief (the “Sale Motion”). The Sale Motion seeks to establish an auction process for higher and better bids (the “Auction”). In connection therewith, on March 14, 2003, the Niagara Debtors filed a motion seeking an order from the Niagara Bankruptcy Court for, among other things, (i) approval of certain bidding procedures for the Auction, (ii) approval of bid protections for the Purchaser and (iii) the setting of a hearing to authorize the sale of assets. The preliminary closing date for the current offer is April 11, 2003. Until April 4, 2004, higher and better bids for the team can be considered.

Interactive Digital TV Investments

The Company has investments in interactive digital TV product ventures. In November 2002, the Company recognized a loss of $3,690 in connection with the expiration of certain warrants received in connection with its Interactive Digital TV product ventures. In December 2002, the Company recognized a loss of $1,697 for declines in investment value deemed other than temporary. These adjustments, coupled with expected prior period adjustments, will reduce the Company’s investment in such ventures to approximately $200.

Property, Plant and Equipment, Net, and Intangible Assets

As stated previously, the Company’s property, plant and equipment, net, and intangible assets are currently being evaluated by management for asset impairment and other issues. These issues include the ownership of assets, prior capitalization policies, estimated useful lives, amounts allocated to specific assets in connection with acquisitions, and impairment. The complete results of these evaluations are unknown at this time but could result in material adjustments to the net book value of property, plant and equipment and intangible assets at December 31, 1999, 2000, 2001 and 2002, as well as results of operations for the periods then ended.

In December 2002, the Company recorded an adjustment expensing approximately $21,000 of capitalized labor and overhead costs for the period from July 1, 2002 through December 31, 2002 that were erroneously capitalized under Rigas management’s accounting policies. As more fully discussed in Note 1, effective January 1, 2003, the Company corrected many of its erroneous accounting policies and practices for PP&E with respect to the accounting for capitalization of labor, labor-related costs, certain overhead expenses and certain materials used in the maintenance of its cable systems. As the Company continues its review of the historical books and records and other information, these issues should not be considered the only issues related to these assets that are under evaluation by the Company, and the Company reserves the right to amend, update or supplement this information.

14. Derivative Instruments and Hedging Activities

The Company manages its interest rate risk through the use of interest protection instruments such as interest rate swaps, caps and collars. The use of such interest rate protection instruments, as required by the Company’s debt obligations, is intended to minimize the volatility of cash flows caused by interest rate fluctuations. The Rigas management determined that these instruments were not hedging instruments under the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” and, therefore, changes in fair value are recorded in the unaudited consolidated statement of operations. The Company is currently reviewing the accounting treatment applied by Rigas management under SFAS No. 133. For the one and eight month periods ended February 28, 2003, changes in fair value recognized in the unaudited consolidated statement of operations were not material to the unaudited consolidated statement of operations.

15. Net Loss Per Weighted Average Share of Common Stock

Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on the Company’s preferred stock (see Note 7). Diluted net loss per common share is equal to basic net loss per common share because the Company’s convertible preferred stock and outstanding stock options have an antidilutive effect for the periods presented. In the future, however, the convertible preferred stock and outstanding stock options could have a potentially dilutive effect on earnings per share.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

16. Supplemental Cash Flow Information

Interest Paid

Cash payments for interest were $32,212 and $283,701 for the one and eight month periods ended February 28, 2003, respectively. Additionally, included in these amounts for the one and eight month periods ended February 28, 2003, the Company made cash payments of $13,819 and $122,424, respectively, for interest on the co-borrowing credit facilities attributable to the Rigas family owned entities. Such payments are included in the related party receivables and payables, net in the unaudited consolidated statements of cash flows.

Non Cash Activities

Capital leases entered into during the one and eight months ended February 28, 2003 were $109 and $1,620, respectively.

17. EBITDA Excluding Other (Expense) Income

The following is a recap of EBITDA excluding other (expense) income from the unaudited consolidated statements of operations for the one and eight month periods ended February 28, 2003. EBITDA excluding other (expense) income is an alternative performance measure that is customarily used by companies that own, operate and manage cable television systems and other related telecommunications businesses. Management believes that EBITDA excluding other (expense) income provides an alternative measure that is useful in evaluating the Company’s liquidity. EBITDA excluding other (expense) income is not a performance measure in accordance with GAAP and the use of EBITDA excluding other (expense) income is not meant to replace or supercede any information presented in accordance with GAAP.

On January 22, 2003, the SEC issued its final ruling on “Conditions for Use of Non-GAAP Financial Measures” adopting new rules and amendments to address disclosure or release of certain financial information calculated and presented on a basis other than in accordance with GAAP. This ruling, known as Regulation G, requires disclosure or release of such non-GAAP financial measures to include a presentation and reconciliation of the most directly comparable GAAP financial measure. Since EBITDA excluding other (expense) income is primarily used as a liquidity measure, presented below is a reconciliation to the net cash provided by operating activities as presented in the Company’s unaudited consolidated statement of cash flows.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

The Company believes that the non-recurring professional fees in Note 5 and the impairment of long-lived and other assets in Note 13 are of a nature that the expenses and adjustments are not expected to recur in the foreseeable future and, therefore, have been excluded from the EBITDA excluding other (expense) income calculation below.

	For the Month Ended February 28, 2003	For the Eight Months Ended February 28, 2003
Net loss applicable to common stockholders	$(39,195)	$(473,993)

Cost and Expenses
Depreciation and amortization	82,800	600,446
Non-recurring professional fees	2,826	36,255
Impairment of long-lived assets	—	72,134
Reorganization expenses due to bankruptcy	6,858	52,592

Subtotal	53,289	287,434

Other (expense) Income
Interest expense	(29,387)	(270,215)
Minority interest in income (losses) of subsidiaries	2,838	1,858
Other-than-temporary impairment of investment and other assets	—	(145,088)
Loss on sale of assets	—	(1,551)
Other	—	2,048

Total	(26,549)	(412,948)

EBITDA excluding other (expense) income	$79,838	$700,382

Reconciliation of EBITDA excluding other (expense) income to Net Cash provided by Operating Activities -

	For the Month Ended February 28, 2003	For the Eight Months Ended February 28, 2003
EBITDA excluding other (expense) income	$79,838	$700,382

Changes in Operating Assets and Liabilities:
Subscriber receivables—net	16,036	8,842
Prepaid expenses and other assets—net	(8,553)	(42,126)
Accounts payable	36,892	247,701
Subscriber advance payments and deposits	(24,924)	10,305
Accrued interest and other liabilities	(9,796)	32,500
Intercompany receivables and payables—net	(1)	11,236

Subtotal	89,492	968,840

Other Reconciling Items:
Reorganization expenses paid during the period	(7,347)	(30,618)
Non-recurring professional fees paid during the period	(2,012)	(24,630)
Interest expense	(29,387)	(270,215)
Other	—	2,048

Net cash provided by operating activities	$50,746	$645,425

18. Century-ML Cable Venture Bankruptcy Filing

On September 30, 2002, CMLCV, a 50/50 joint venture between Adelphia’s wholly-owned subsidiary, Century and ML Media Partners, L.P. (“ML Media”) filed a voluntary petition to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York. CMLCV is

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

operating its business as a debtor-in-possession and is continuing to serve its subscribers in three communities in Puerto Rico. At this time, CMLCV is expected to generate sufficient cash to fund operations and capital requirements. The CMLCV Chapter 11 filing is not expected to have a material impact on the operations of CMLCV’s subsidiary, Century-ML Cable Corporation, which serves other communities in Puerto Rico.

As of February 28, 2003, CMLCV’s total assets, total liabilities and equity were $122,818, $14,373 and $108,445, respectively. For the month ended February 28, 2003, CMLCV’s revenue and operating income were $876 and $235, respectively.

CMLCV, as of October 2002, is filing a separate monthly operating report with the Bankruptcy Court. As more fully disclosed in CMLCV’s separate Monthly Operating Report, there is litigation pending in the Bankruptcy Court between ML Media and CMLCV, Century, the Company and Highland Holdings, a Rigas family partnership. In connection with the parties’ December 13, 2001 Leveraged Recapitalization Agreement (“Recap Agreement”), there is a pre-petition dispute relating primarily to a payment of $279,800 to ML Media for its 50% ownership in CMLCV. If there is an adverse outcome against the Company relating to this litigation, the Company may be required to pay $279,800 to ML Media for its 50% ownership in CMLCV or Century may be required to surrender its 50% ownership in CMLCV to ML Media. A hearing was held on September 24, 2002, and a decision was rendered on January 17, 2003, wherein the Court; (i) denied all of the parties’ motions for summary judgment on the issue of whether there has been an acceleration of the September 30, 2002 closing date under the Recap Agreement, except that the Court (ii) found “as a matter of law, that, assuming that the Recap Agreement is enforceable, payment by the Company was due on September 30, 2002 and payment by Adelphia, Century and Highland was due on October 1, 2002, one day later, and that, having failed to make payment, each of the Company, Century and Highland is now in default.” The Court granted summary judgment only to such extent.

On February 21, 2003, CMLCV filed its Schedules of Assets and Liabilities and Statement of Financial Affairs with the Bankruptcy Court.

19. Bankruptcy Court Reporting Schedules

The Bankruptcy Court reporting schedules included in this report on pages 22 through 55 are for the period from February 1 through February 28, 2003 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The accompanying Bankruptcy Court reporting schedules, as with all other information contained herein, have been obtained from the books and records of the Company and are unaudited.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Summary

	For the Month Ended February 28, 2003	Reference
Gross wages paid	$49,364,979	Schedule I
Employee payroll taxes withheld	11,415,707	Schedule I
Employer payroll taxes due	4,972,090	Schedule I
Payroll taxes paid*	13,271,875	Schedule II*
Sales and other taxes due	6,198,699	Schedule III
Gross taxable sales	102,482,646	Schedule III
Real estate and personal property taxes paid	1,136,605	Schedule IV
Sales and other taxes paid	5,872,529	Schedule V
Cash disbursements	267,546,235	Schedule VI
Insurance coverage	N/A	Schedule VII

* The amount reported above for payroll taxes paid is based upon the date paid and not due.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule I

Court Reporting schedules for Payroll and Payroll Taxes

for the Month Ended February 28, 2003

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due
February 7, 2003	$24,257,794	$5,569,313	$2,502,658
February 21, 2003	$25,107,184	$5,846,394	$2,469,432

Total	$49,364,978	$11,415,707	$4,972,090

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid

for the Month Ended February 28, 2003

Payee	Payroll Taxes Paid	Payment Date
BLAIRSVILLE BORO	$4,357	2/3/2003
CITY OF CLEVELAND HEIGHTS	27	2/3/2003
GETTYSBURG AREA SD	666	2/4/2003
GEORGIA DEPARTMENT OF REVENUE	41	2/5/2003
ANDREW ELLIS	24	2/6/2003
MASS DEPT OF REVENUE	49	2/6/2003
MICHIGAN DEPARTMENT OF REVENUE	101	2/6/2003
NORTH CAROLINA DEPT OF REVENUE	11,815	2/6/2003
UTAH STATE TAX COMMISSION	253	2/6/2003
VILLAGE OF DUBLIN	53	2/6/2003
WEST VIRGINIA DEPT OF TAX & REV	6,909	2/6/2003
INTERNAL REVENUE SERVICE	94,313	2/7/2003
STATE OF CONNECTICUT	16,667	2/7/2003
STATE OF MARYLAND	846	2/7/2003
STATE OF PENNSYLVANIA	83	2/7/2003
STATE OF VIRGINIA	3,177	2/7/2003
STATE OF WEST VIRGINIA	852	2/7/2003
ARIZONA DEPT OF REVENUE	1,993	2/10/2003
COLORADO DEPARTMENT OF REVENUE	25,031	2/10/2003
CONNECTICUT DEPARTMENT OF REV	2,050	2/10/2003
DELEWARE DIVISION OF REVENUE	33	2/10/2003
GEORGIA DEPARTMENT OF REVENUE	12,581	2/10/2003
IDAHO STATE TAX COMMISSION	4,679	2/10/2003
ILLINOIS DEPARTMENT OF REVENUE	288	2/10/2003
INDIANA DEPARTMENT OF REVENUE	1,218	2/10/2003
INTERNAL REVENUE SERVICE	5,576,794	2/10/2003
KANSAS DEPARTMENT OF REVENUE	561	2/10/2003
KENTUCKY REVENUE CABINET	4	2/10/2003
LINCOLN CO OCCUPATIONAL LICENSE	14	2/10/2003
MAINE REVENUE SERVICE	23,616	2/10/2003
MASS DEPT OF REVENUE	20,426	2/10/2003
NEW JERSEY DIVISION OF TAXATION	77	2/10/2003
NEW YORK TAX DEPARTMENT	117,538	2/10/2003
OHIO DEPARTMENT OF TAXATION	67,259	2/10/2003
OKLAHOMA TAX COMMISSION	246	2/10/2003
PA DEPT OF REVENUE	93,459	2/10/2003
SOUTH CAROLINA DEPARTMENT OF	5,271	2/10/2003
STATE OF CALIFORNIA	167,346	2/10/2003
VERMONT DEPARTMENT OF TAXES	14,344	2/10/2003
VIRGINIA	54,376	2/10/2003
VIRGINIA	1,516	2/12/2003
WEST VIRGINIA DEPT OF TAX & REV	10	2/12/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid

for the Month Ended February 28, 2003

Payee	Payroll Taxes Paid	Payment Date
STATE OF MARYLAND	72	2/13/2003
CITY OF HARRODSBURG	94	2/18/2003
ASHLAND FINANCIAL DEPARTMENT	160	2/19/2003
ASHTABULA INCOME TAX	670	2/21/2003
BOURBON COUNTY OCCUP	37	2/21/2003
CELINA CITY	208	2/21/2003
CENTRAL COLLECTION AGENCY	30,024	2/21/2003
CITY OF CAMBRIDGE	365	2/21/2003
CITY OF CHILLICOTHE	7,558	2/21/2003
CITY OF CINCINNATI	60	2/21/2003
CITY OF CLEVELAND HEIGHTS	3,701	2/21/2003
CITY OF CONNEAUT	225	2/21/2003
CITY OF DANVILLE	473	2/21/2003
CITY OF HUNTINGTON	146	2/21/2003
CITY OF MACEDONIA	2,243	2/21/2003
CITY OF MARION	804	2/21/2003
CITY OF NEWARK	4,301	2/21/2003
CITY OF PITTSBURGH	664	2/21/2003
CITY OF VAN WERT	161	2/21/2003
DEPARTMENT OF EMPLOYMENT	942	2/21/2003
DIRECTOR OF FINANCE	233	2/21/2003
INTERNAL REVENUE SERVICE	95,831	2/21/2003
LORAIN CITY TAX	2,157	2/21/2003
MADISON COUNTY	32	2/21/2003
MICHIGAN DEPARTMENT OF REVENUE	101	2/21/2003
MISSISSIPPI STATE TAX COMMISSN	2,380	2/21/2003
MONTANA DEPARTMENT OF REVENUE	709	2/21/2003
MOREHEAD DIRECTOR OF FIN	407	2/21/2003
NEBRASKA DEPARTMENT OF REVENUE	264	2/21/2003
NORTH CAROLINA DEPT OF REVENUE	11,961	2/21/2003
OREGON DEPARTMENT OF REVENUE	68	2/21/2003
PHILADELPHIA DEPT OF REV	194	2/21/2003
RITA	9,210	2/21/2003
SCHOOL DISTRICT INCOME TAX	—	2/21/2003
STATE OF MARYLAND	22,777	2/21/2003
UTAH STATE TAX COMMISSION	295	2/21/2003
VILLAGE OF DUBLIN	72	2/21/2003
VILLAGE OF MINSTER	162	2/21/2003
VILLAGE OF NORTH KINGSVILLE	76	2/21/2003
WEST VIRGINIA DEPT OF TAX & REV	6,808	2/21/2003
CENTRAL TAX BUREAU OF P	40	2/22/2003

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid

for the Month Ended February 28, 2003

Payee	Payroll Taxes Paid	Payment Date
PA DEPT OF REVENUE	100,461	2/24/2003
MASS DEPT OF REVENUE	21,004	2/24/2003
GEORGIA DEPARTMENT OF REVENUE	11,960	2/24/2003
BROOK PARK CITY INCOME	117	2/24/2003
ALABAMA INCOME TAX DIV	3,968	2/24/2003
ARIZONA DEPT OF REVENUE	1,941	2/24/2003
COLORADO DEPARTMENT OF REVENUE	33,101	2/24/2003
CONNECTICUT DEPARTMENT OF REV	2,170	2/24/2003
DELEWARE DIVISION OF REVENUE	33	2/24/2003
IDAHO STATE TAX COMMISSION	4,761	2/24/2003
ILLINOIS DEPARTMENT OF REVENUE	288	2/24/2003
INDIANA DEPARTMENT OF REVENUE	1,175	2/24/2003
NEW JERSEY DIVISION OF TAXATION	77	2/24/2003
NEW YORK TAX DEPARTMENT	123,895	2/24/2003
OHIO DEPARTMENT OF TAXATION	72,335	2/24/2003
OKLAHOMA TAX COMMISSION	351	2/24/2003
SOUTH CAROLINA DEPARTMENT OF	5,604	2/24/2003
VERMONT DEPARTMENT OF TAXES	16,312	2/24/2003
WISCONSIN DEPARTMENT OF REVEN	1,568	2/24/2003
VIRGINIA	52,911	2/24/2003
KENTUCKY REVENUE CABINET	46,202	2/24/2003
KANSAS DEPARTMENT OF REVENUE	536	2/24/2003
MAINE REVENUE SERVICE	26,044	2/24/2003
STATE OF CALIFORNIA	204,243	2/24/2003
INTERNAL REVENUE SERVICE	5,995,960	2/24/2003
MASSACHUSETTS DIVISION OF	119	2/26/2003
PA DEPT OF REVENUE	4,298	2/26/2003
SCHOOL DISTRICT INCOME TAX	2,676	2/27/2003
INTERNAL REVENUE SERVICE	117	2/28/2003

TOTAL	13,271,875

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales

for the Month Ended February 28, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
AL PSC	$0	$3,738
ALABAMA DEPT. OF REVENUE	385	6,439
ALBANY COUNTY	82	A
ALBEMARLE COUNTY	5,230	A
AMHERST COUNTY TREASURER	8	A
ARIZONA DEPARTMENT OF REVENUE	37	1,198
ARKANSAS DEPARTMENT OF REVENUE	2	38
ASHLAND INDEPENDENT BOARD OF EDUCATION	9,944	331,477
AUGUSTA COUNTY	24	A
BANK OF AMERICA	139	46,218
BATH COUNTY SCHOOL DISTRICT	1,176	39,194
BEDFORD CITY	68	A
BEDFORD COUNTY	58	11,605
BEREA COUNTY SCHOOL DISTRICT	1,806	60,199
BLACKSBURG	1	A
BOARD OF EQUALIZATION	49	630
BOARD OF EQUALIZATION	485	A
BOTETOURT COUNTY TREASURER	0	A
BOURBON COUNTY SCHOOL DISTRICT	572	19,080
BOYD COUNTY SCHOOL DISTRICT	3,121	104,026
BOYLE COUNTY SCHOOL DISTRICT	1,494	49,808
BREATHITT COUNTY SCHOOL DISTRICT	952	31,738
BRECKINRIDGE COUNTY BOARD OF EDUCATION	556	18,538
BUCHANAN COUNTY TREASURER	0	A
BUREAU OF TAXATION	128	2,566
BURGIN INDEPENDENT BOARD OF EDUCATION	311	10,368
BUTLER COUNTY SCHOOL DISTRICT	50	1,683
CAMPBELL COUNTY TREASURER	285	A
CAROLE MATTHEWS, TREASURER	23,972	0
CARTER COUNTY SCHOOL DISTRICT	1,553	51,756
CATTARAUGUS COUNTY	25	A
CCHCF-A	166	46,218
CHARLOTTESVILLE CITY TREASURER	2,232	A
CHAUTAUQUA COUNTY DIRECTOR OF FINANCE	8	A
CHCF-B	656	46,218
CHESTERFIELD COUNTY	17	2,706
CHESTERFIELD COUNTY	240	A
CHIEF FISCAL OFFICER	1	A

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales

for the Month Ended February 28, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
CHRISTIANSBURG CITY	2	359
CHRISTIANSBURG, TOWN OF	3	A
CITY OF ALAHAMBRA	2	36
CITY OF ALAMEDA	1	8
CITY OF ALBION	1	26
CITY OF ARCADIA	24	472
CITY OF ARCATA	1	18
CITY OF BALDWIN PARK	4	138
CITY OF BALDWIN PARK	4,361	145,352
CITY OF BEAUMONT	10	336
CITY OF BEAUMONT	1,841	61,382
CITY OF BELLFLOWER	1	16
CITY OF BERKELEY	6	74
CITY OF BOTHELL	0	7
CITY OF BRAWLEY	14	357
CITY OF BRAWLEY	6,782	169,548
CITY OF BURBANK	5	74
CITY OF CALABASAS	10	195
CITY OF CHARLOTTESVILLE	2,471	188,951
CITY OF CHARLOTTESVILLE	53,006	530,062
CITY OF CHICO	0	4
CITY OF CLAREMONT	0	2
CITY OF CLOVERDALE	2	81
CITY OF COLFAX	2	35
CITY OF COLORADO SPRINGS	221	8,822
CITY OF COVINA	6	107
CITY OF CULVER CITY	9	85
CITY OF DEER PARK	0	1
CITY OF DESERT HOT SPRINGS	11	220
CITY OF DOWNEY	1	23
CITY OF EDMONDS	1	15
CITY OF EL MONTE	3	43
CITY OF EL SEGUNDO	0	1
CITY OF ELK GROVE	0	4
CITY OF FONTANA	18	366
CITY OF FONTANA	32,819	656,375

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales

for the Month Ended February 28, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
CITY OF GARDENA	1	33
CITY OF GLENDALE	3	47
CITY OF GUNNISON	2	78
CITY OF HARRISONBURG TREASURER	48	A
CITY OF HAWTHORNE	2	42
CITY OF HERMOSA	22	359
CITY OF HERMOSA BEACH	17,399	289,985
CITY OF HOLTVILLE	4	75
CITY OF HOLTVILLE	1,564	31,280
CITY OF HUNTINGTON BEACH	2	44
CITY OF HUNTINGTON PARK	2	28
CITY OF INDIO	0	10
CITY OF INGLEWOOD	2	21
CITY OF KALAMA	3	56
CITY OF KELSO	25	412
CITY OF KELSO	6,987	116,453
CITY OF KENT	0	5
CITY OF KIRKLAND	0	1
CITY OF LA HABRA	44	733
CITY OF LA HABRA	25,471	424,513
CITY OF LA PALMA	1	27
CITY OF LA VERNE	23	583
CITY OF LAKEWOOD	1	35
CITY OF LAWNDALE	0	1
CITY OF LEXINGTON	0	A
CITY OF LONG BEACH	11	162
CITY OF LONGVIEW	87	1,451
CITY OF LONGVIEW	21,682	361,370
CITY OF LOS ANGELES	119	1,185
CITY OF LOS ANGELES	1,491	14,901
CITY OF LYNWOOD	0	5
CITY OF MALIBU	2	37
CITY OF MARTINVILLE	179	9,491
CITY OF MAYWOOD	0	1
CITY OF MODESTO	1	17
CITY OF MONTCLAIR	1	37

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales

for the Month Ended February 28, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
CITY OF MONTEREY PARK	1	27
CITY OF MORENO VALLEY	82	1,367
CITY OF MORENO VALLEY	54,689	911,479
CITY OF MOUNTAIN VIEW	0	5
CITY OF MUKILTEO	1	15
CITY OF NORWALK	2	39
CITY OF OAKLAND	1	10
CITY OF OLYMPIA	2	37
CITY OF PALM SPRINGS	0	8
CITY OF PALO ALTO	0	2
CITY OF PALOUSE	3	53
CITY OF PALOUSE	732	10,461
CITY OF PARAMOUNT	0	4
CITY OF PASADENA	7	88
CITY OF PICO RIVERA	4	76
CITY OF PICO RIVERA	10,664	213,286
CITY OF PLACENTIA	9	261
CITY OF PLACENTIA	13,944	398,390
CITY OF POMONA	1	10
CITY OF PORT HUENEME	3	87
CITY OF PORT HUENEME	8,292	207,310
CITY OF PORTERVILLE	0	6
CITY OF PULLMAN	70	877
CITY OF REDMOND	0	1
CITY OF REDONDO BEACH	79	1,661
CITY OF REDONDO BEACH	38,496	810,430
CITY OF RICHMOND	3,061	112,293
CITY OF RICHMOND	2,041	A
CITY OF RIVERSIDE	26	408
CITY OF ROANOKE	7	1,303
CITY OF ROANOKE	39	A
CITY OF SACRAMENTO	1	18
CITY OF SALEM	82	A
CITY OF SALINAS	1	23
CITY OF SAN BERNARDINO	52	644
CITY OF SAN BERNARDINO	67,846	848,072

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales

for the Month Ended February 28, 2003

	Sales and Other	Gross
Taxing Jurisdiction	Taxes Due	Taxable Sales
CITY OF SAN BUENAVENTURA	28,738	574,767
CITY OF SAN LUIS OBISPO	0	1
CITY OF SANTA ANA	37	609
CITY OF SANTA BARBARA	1	12
CITY OF SANTA MONICA	234	2,337
CITY OF SANTA MONICA	135,111	1,351,105
CITY OF SANTA ROSA	1	18
CITY OF SEAL BEACH	10	92
CITY OF SEATTLE	0	7
CITY OF SEQUIM	1	19
CITY OF SIERRA MADRE	4	60
CITY OF SOUTH PASADENA	3	58
CITY OF SPOKANE	1	23
CITY OF STANTON	1	18
CITY OF SUNNYVALE	1	38
CITY OF TACOMA	0	4
CITY OF TORRANCE	10	157
CITY OF TORRANCE	17	264
CITY OF TURNWATER	2	33
CITY OF VALLEJO	1	13
CITY OF VANCOUVER	2	30
CITY OF VENTURA	43	867
CITY OF WAYNESBORO	29,779	297,794
CITY OF WESTMINISTER	1	14
CITY OF WESTPORT	0	8
CITY OF WHITTIER	23	453
CITY OF WINCHESTER	17,087	170,874
CITY OF WINLOCK	1	17
CITY OF WOODLAND	7	143
CITY OF ZILLAH	0	8
CITY TREASURER	0	A
CLARKE COUNTY	2	A
CLINTON COUNTY TREASURER	0	A
COLONIAL HEIGHTS, CITY OF	0	A
COLORADO DEPT. OF REVENUE	3,450	114,747
COLUMBIA COUNTY TREASURER	0	A

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales

for the Month Ended February 28, 2003

	Sales and Other	Gross
Taxing Jurisdiction	Taxes Due	Taxable Sales
COMMISSIONER OF REVENUE SERVICES	144,763	2,569,574
COMMONWEALTH OF MASSACHUSETTS	2,856	57,099
COMPTROLLER OF MARYLAND	11,142	222,832
COMPTROLLER OF PUBLIC ACCOUNTS	24	389
COMPTROLLER, CITY OF BUFFALO	17,027	567,558
COUNTY OF ALBEMARLE	554	96,335
COUNTY OF GOOCHLAND	0	A
COUNTY OF LOS ANGELES	1,641	32,803
COUNTY OF MONTGOMERY	9,512	95,125
COUNTY OF SACRAMENTO	1	32
CULPEPPER COUNTY TREASURER	8	A
DANVILLE INDEPENDENT SCHOOL DISTRICT	4,615	153,832
DAVIESS COUNTY BOARD OF EDUCATION	15,994	533,118
DAVIESS COUNTY SCHOOL DISTRICT	260	8,664
DEPARTMENT OF TAX & REVENUE, WEST VIRGINIA	13,719	228,664
E-911 AUTHORITY	0	A
ELLIOT COUNTY SCHOOL DISTRICT	295	9,843
ERIE COUNTY COMPTROLLER	6,079	A
ESSEX COUNTY TREASURER	1	A
FAUQUIER COUNTY	24	A
FLORIDA CST FUND	156,460	1,096,156
FLORIDA DEPARTMENT OF REVENUE	3,065,634	44,663,453
FRANKLIN COUNTY PUBLIC SAFETY	4	A
FRANKLIN COUNTY SCHOOL DISTRICT	97	3,227
FREDERICK COUNTY	166	A
GARRARD COUNTY SCHOOL DISTRICT	961	32,031
GENESEE, COUNTY OF	11	A
GEORGIA DEPARTMENT OF REVENUE	10,543	151,255
GILES	0	A
GREENE COUNTY	15	A
HALIFAX COUNTY TREASURER	18	A
HANCOCK COUNTY BOARD OF EDUCATION	842	28,055
HANOVER COUNTY	577	29,838
HANOVER COUNTY TREASURER	365	A
HARLAN COUNTY SCHOOL DISTRICT	234	7,795
HARRISON COUNTY SCHOOL DISTRICT	2,715	90,498

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales

for the Month Ended February 28, 2003

	Sales and Other	Gross
Taxing Jurisdiction	Taxes Due	Taxable Sales
HARRODSBURG INDEPENDENT BOARD OF EDUCATION	2,642	88,069
HENDERSON COUNTY BOARD OF EDUCATION	2,044	68,138
HENRICO COUNTY	1,471	A
HENRY COUNTY TREASURER	1	A
ID USF	35	0
IDAHO STATE TAX COMMISSION	1,878	37,572
IL COMMERCE COMMISSION	0	1,654
INDIANA DEPARTMENT OF REVENUE	27,450	457,503
INTERNAL REVENUE SERVICE	67,297	2,243,203
JACKSON INDEPENDENT SCHOOLS	445	14,830
JESSAMINE COUNTY BOARD OF EDUCATION	7,488	249,606
KANSAS DEPT. OF REVENUE	17,119	234,625
KENTUCKY REVENUE CABINET	1,969	32,819
LAUREL COUNTY SCHOOL DISTRICT	9,231	307,705
LEE COUNTY SCHOOL DISTRICT	1,167	38,910
LESLIE COUNTY SCHOOL DISTRICT	887	29,557
LETCHER COUNTY BOARD OF EDUCATION	817	27,226
LEWIS COUNTY BOARD OF EDUCATION	907	36,266
LEWIS COUNTY SCHOOL DISTRICT	30	1,194
LINCOLN COUNTY BOARD OF EDUCATION	1,269	42,313
LOGAN COUNTY SCHOOL DISTRICT	32	1,064
LYNCHBURG, CITY OF	714	A
MADISON COUNTY SCHOOL DISTRICT	18,322	610,725
MAINE REVENUE SERVICES	237,945	4,758,861
MARION COUNTY BOARD OF EDUCATION	2,557	85,225
MARTINSVILLE, CITY OF – TREASURER	104	A
MCLEAN COUNTY SCHOOL DISTRICT	442	14,735
MD PUC	0	44,944
MENIFEE COUNTY SCHOOL DISTRICT	522	17,399
MERCER COUNTY SCHOOL DISTRICT	1,638	54,586
MINNESOTA DEPARTMENT OF REVENUE	8	0
MISSISSIPPI STATE TAX COMMISSION	41,901	598,583
MONTANA DEPT. OF REVENUE	6	155
MONTGOMERY COUNTY 911	0	A
MONTGOMERY COUNTY TREASURER	0	A
MORGAN COUNTY SCHOOL DISTRICT	1,254	41,789

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales

for the Month Ended February 28, 2003

	Sales and Other	Gross
Taxing Jurisdiction	Taxes Due	Taxable Sales
NC DEPARTMENT OF REVENUE	14,669	208,108
NECA PAUSF	696	0
NECA VUSF	273	22,775
NELSON COUNTY BOARD OF EDUCATION	1,091	36,373
NICHOLAS COUNTY SCHOOL DISTRICT	544	18,144
NJ DIVISION OF TAXATION	1,364	22,730
NORTON CITY OF	8	A
NYS ESTIMATED CORPORATION TAX	1,038	41,564
NYS ESTIMATED CORPORATION TAX	39,694	1,587,770
NYS ESTIMATED CORPORATION TAX	6,791	1,810,709
NYS SALES TAX PROCESSING	79,502	1,843,880
OHIO COUNTY SCHOOL DISTRICT	16	540
OKLAHOMA TAX COMMISSION	993	17,161
ORLEANS COUNTY TREASURER	4	A
OSET	69	A
OTSEGO, COUNTY OF	0	A
OWENSBORO BOARD OF EDUCATION	11,696	389,874
OWSLEY COUNTY BOARD OF EDUCATION	392	13,078
PA DEPARTMENT OF REVENUE	187,829	3,407,437
PA DEPT. OF REVENUE	13	217
PA DEPT. OF REVENUE	4,792	95,801
PAGE COUNTY	15	A
PARIS INDEPENDENT SCHOOL DISTRICT	2,755	91,824
PATRICK COUNTY E911 FUND	0	A
PERRY COUNTY SCHOOL DISTRICT	262	8,743
PITTSYLVANIA COUNTY	132	A
POWELL COUNTY SCHOOL DISTRICT	2,755	91,824
POWHATTAN COUNTY TREASURER	36	A
PSU	202	0
PULASKI COUNTY TREASURER	7	A
PULASKI, TOWN OF	0	A
RADFORD COUNTY	3	A
RHODE ISLAND DIVISION OF TAXATION	16	227
ROANOKE COUNTY	19	A
ROCKCASTLE COUNTY SCHOOL DISTRICT	765	25,489
RUSSELL INDEPENDENT SCHOOL DISTRICT	5,767	192,232
SARATOGA COUNTY TREASURER	11	A

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales

for the Month Ended February 28, 2003

	Sales and Other	Gross
Taxing Jurisdiction	Taxes Due	Taxable Sales
SCHENECTADY COUNTY	14	A
SCHOHARIE COUNTY TREASURER	1	A
SCOTT COUNTY SCHOOL DISTRICT	5,856	195,207
SOUTH CAROLINA DEPT. OF REVENUE	48,041	798,317
SPOTSYLVANIA COUNTY	48	A
STATE OF CONNECTICUT	460,800	8,386,571
STATE OF MICHIGAN	175	2,917
STATE OF NEW HAMPSHIRE	2,938	41,967
STATE OF NEW HAMPSHIRE	43,893	627,025
STATE OF NEW HAMPSHIRE	373	A
STATE TAX DEPARTMENT	240,289	4,004,814
STAUNTON COUNTY	52	A
TAZEWELL COUNTY	6	A
TN DEPARTMENT OF REVENUE	25,736	345,296
TOWN OF BLACKSBURG	16,094	160,936
TOWN OF MT CRESTED BUTTE	1,428	31,742
TOWN OF SOUTH BOSTON	4,940	49,404
TREASURER STATE OF MAINE	60	A
TREASURER STATE OF OHIO	106,347	1,703,009
UNION COUNTY SCHOOL DISTRICT	2,582	86,052
USAC	46,717	0
VERMONT DEPARTMENT OF TAXES	247,856	4,960,096
VINTON TREASURER	1	A
VIRGINIA DEPARTMENT OF TAXATION	8,120	180,461
WARREN COUNTY TREASURER	28	A
WASHINGTON COUNTY ADMINISTRATORS	6	A
WASHINGTON COUNTY BOARD OF EDUCATION	150	4,998
WASHINGTON DEPT. OF REVENUE	579	8,726
WEBSTER COUNTY BOARD OF EDUCATION	812	27,065
WINCHESTER CITY TREASURER	662	A
WISCONSIN DEPARTMENT OF REVENUE	10	0
WOLFE COUNTY SCHOOL DISTRICT	739	24,644
WOODFORD COUNTY BOARD OF EDUCATION	4,902	163,403
WYOMING COUNTY TREASURER	8	A
WYOMING DEPARTMENT OF REVENUE	12	209

Total	$6,198,699	$102,482,646

Note (A): The 911 surcharge is based upon the number of phone lines and not as a function of gross taxable sales.

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended February 28, 2003

Payee	Amount Paid	Check Date
ALBEMARLE COUNTY	$9	02/18/03
AQUINNAH TOWN	344	02/28/03
ARAPAHOE COUNTY	—	02/05/03
ARAPAHOE COUNTY	4,253	02/06/03
ARAPAHOE COUNTY	4,332	02/13/03
ARAPAHOE COUNTY	65,213	02/17/03
ARAPAHOE COUNTY	57,469	02/18/03
AURORA TOWN HALL	1,453	02/03/03
BANGOR CITY	68,779	02/25/03
BEAVER COUNTY	159	02/27/03
BLACKBURN CENTER, LLC	433	02/26/03
BLOUNT CO REVENUE COMMISSIONER	563	02/04/03
BLOUNT COUNTY TRUSTE	1,872	02/04/03
BOONE COUNTY SHERIFF	325	02/17/03
BOURBON COUNTY	6,289	02/17/03
BOYCE TOWN	15	02/17/03
BOYLE COUNTY FISCAL COURT	622	02/17/03
BRECKENRIDGE COUNTY SHERIFF	4,366	02/17/03
BREWER CITY	12,984	02/17/03
BRUNSWICK CITY	4,907	02/04/03
BULLS GAP TAX COLLECTOR	201	02/04/03
BURLINGTON CITY	13,732	02/18/03
CAL & JOANNE FAMILY LTD PRTNRSP	200	02/21/03
CANYON SPRINGS PLAZA, LLC	310	02/21/03
CARTER COUNTY COURTHOUSE	440	02/04/03
CAYUGA COUNTY TREASURER	7,790	02/04/03
CHAUTAUQUA COUNTY	2,864	02/27/03
CITY OF AUGUSTA	34,047	02/25/03
CITY OF BUENA VISTA	20	02/27/03
CITY OF GALAX	419	02/19/03
CITY OF GALAX	163	02/25/03
CITY OF GARDINER	3,645	02/18/03
CITY OF GLENS FALLS	2,496	02/18/03
CITY OF ISLAND TAX COLLECTOR	141	02/27/03
CITY OF LEBANON	5,748	02/17/03
CITY OF MILLERSBURG TREASURER	475	02/04/03
CITY OF MONTPELIER	2,233	02/04/03
CITY OF NEW HAVEN	1,185	02/27/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended February 28, 2003

Payee	Amount Paid	Check Date
CITY OF NORTH TONAWANDA	3,277	02/27/03
CITY OF OLD TOWN	7,213	02/25/03
CITY OF PARIS	1,449	02/17/03
CITY OF PETERSBURG TREASURER	3	02/17/03
CITY OF RICHMOND	6,420	02/20/03
CITY OF RUTLAND	11,346	02/04/03
CITY OF VANCEBURG	476	02/17/03
CLARKE COUNTY TREASURER	32	02/17/03
CLAY CITY	1,120	02/17/03
COFFEE COUNTY	12,229	02/28/03
COHOES CITY TREASURER	13,574	02/04/03
COHOES CITY TREASURER	9,699	02/17/03
COHOES CITY TREASURER	4,863	02/20/03
COTTAGE ROAD ASSOC	6,767	02/17/03
COUNTY OF DENVER TREASURER	26,101	02/06/03
COUNTY OF DENVER TREASURER	278	02/17/03
COUNTY OF HALIFAX	87	02/17/03
CUYAHOGA COUNTY	—	02/06/03
DARLINGTON COUNTY	169	02/25/03
DAVIESS COUNTY	74,056	02/17/03
DORIS LAWTON	782	02/27/03
DUNMORE BOROUGH	1,477	02/27/03
EAGLE COUNTY TREASURER	9,823	02/04/03
EASTLAKE COMMERCIAL	69	02/26/03
EDEN TOWN TAX COLLECTOR	1,492	02/27/03
EL PASO COUNTY TREASURER	28,896	02/04/03
ELLSWORTH CITY	8,710	02/18/03
ELMORE COUNTY TAX COLLECTER	15,382	02/17/03
ERIE COUNTY TAX DEPARTMENT	1,010	02/03/03
ERIE COUNTY TAX DEPARTMENT	67,740	02/04/03
ERIE COUNTY TAX DEPARTMENT	9,572	02/05/03
ERIE COUNTY TAX DEPARTMENT	5,018	02/27/03
ESSEX JUNCTION VILLAGE	19,446	02/25/03
F & F REALTY CO.	207	02/17/03
FLEMING COMPANIES INC	1,038	02/13/03
FULTON COUNTY	1,462	02/18/03
GREENE COUNTY TRUSTEE	20,502	02/04/03
GROSS & JARSON REALTY CO	1,354	02/12/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended February 28, 2003

Payee	Amount Paid	Check Date
GUNNISON COUNTY TREASURER	6,216	02/17/03
HAMBLEN COUNTY	2,945	02/04/03
HAWKINS COUNTY TRUSTEE	614	02/04/03
HOLDEN TOWN	4,946	02/18/03
HONORABLE CELESTE SMITH	3,366	02/17/03
IMPERIAL COUNTY TAX COLLECTOR	476	02/17/03
IREDELL COUNTY TAX COLLECTOR	1,053	02/06/03
IREDELL COUNTY TAX COLLECTOR	927	02/28/03
JACKSON INDEPENDENT SCHOOLS	1,350	02/18/03
JOHN F PALMER	4,487	02/07/03
JOHNSON COUNTY TRUSTEE	61	02/13/03
KIR TEMECULA L.P.	105	02/25/03
LACKAWANNA COUNTY TAX COLLECTOR	562	02/04/03
LACKAWANNA COUNTY TAX COLLECTOR	339	02/17/03
LAKE WACCAMAW TREASURER	2	02/17/03
LARRY SCHREDER	1,120	02/06/03
LAS ANIMAS COUNTY TREASURER	6	02/04/03
LAS ANIMAS COUNTY TREASURER	9,829	02/18/03
LEE COUNTY	290	02/17/03
LEFLORE COUNTY TAX COLLECTOR	13,558	02/03/03
LEWISTON CITY	62,082	02/25/03
LINCOLN COUNTY FISCAL COURT	4,090	02/17/03
LOS ANGELES COUNTY	4,300	02/06/03
LOUDON COUNTY TRUSTEE	1,896	02/04/03
LYNCHBURG CITY	1,157	02/25/03
MADAWASKA TOWN	12,543	02/27/03
MADISON COUNTY	68,012	02/04/03
MIFFLIN COUNTY	442	02/28/03
MOULTONBOROUGH	202	02/17/03
NEW IPSWICH TOWN O	625	02/17/03
NIAGARA COUNTY TREASURER	45,875	02/03/03
NIAGARA FALLS CITY	942	02/27/03
NORTHHAMPTON COUNTY	1,369	02/17/03
NORTON CITY TAX COLLECTOR	118	02/04/03
NYS OFFICE OF REAL PR	5,633	02/04/03
OFFICE OF THE TREASURER	1,564	02/05/03
OHIO COUNTY SHERIFF DEPT TREAS	93	02/28/03
ORANGE COUNTY	104	02/04/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended February 28, 2003

Payee	Amount Paid	Check Date
PARIS INDEPENDENT SCHOOLS	7,031	02/04/03
PARTNERSHIP PROPERTIES L.L.C.	279	02/19/03
PERRYVILLE CITY	359	02/04/03
PITNEY BOWES CREDIT CORPORATION	3	02/22/03
ROBESON COUNTY	—	02/19/03
ROBESON COUNTY	390	02/22/03
ROBESON COUNTY	—	02/26/03
ROCKLAND CITY	6,485	02/17/03
SAN MIGUEL COUNTY TREASURER	1,102	02/03/03
SECOND AND MAIN ASSOCIATES	1,709	02/21/03
ST ALBANS CITY TREASURER	5,542	02/04/03
SURRY COUNTY TAX COLLECTOR	7	02/03/03
SUTHERLAND CORPORATION	345	02/12/03
THE CITY OF JACKSON TREASURER	678	02/17/03
TOWN OF ABINGTON TREASURER	8,050	02/27/03
TOWN OF ANDOVER, NH	869	02/27/03
TOWN OF BERLIN	4,915	02/04/03
TOWN OF BOURNE	1,167	02/04/03
TOWN OF BOURNE	1,218	02/18/03
TOWN OF BRANT	930	02/27/03
TOWN OF CANAJOHARIE	740	02/27/03
TOWN OF CLARKSBURG TAX COLLECT	81	02/17/03
TOWN OF COLDEN	1,085	02/27/03
TOWN OF COLLINS	7,183	02/27/03
TOWN OF CONWAY	2,895	02/17/03
TOWN OF DOVER-FOXCROFT	389	02/17/03
TOWN OF ESSEX	19,588	02/25/03
TOWN OF EVANS	3,440	02/03/03
TOWN OF GREENEVILLE	11,329	02/04/03
TOWN OF HAMBURG,	719	02/03/03
TOWN OF HINSDALE	648	02/17/03
TOWN OF HOLLAND	880	02/27/03
TOWN OF JERICHO	2,288	02/25/03
TOWN OF LANCASTER	8,594	02/03/03
TOWN OF LISBON	14,938	02/25/03
TOWN OF MILTON	20,770	02/04/03
TOWN OF OAKLAND	2,602	02/17/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended February 28, 2003

Payee	Amount Paid	Check Date
TOWN OF ORLEANS	1,344	02/28/03
TOWN OF PLYMOUTH	53	02/17/03
TOWN OF PULASKI	283	02/17/03
TOWN OF PUTNEY	2,077	02/04/03
TOWN OF ROCKLAND	1,142	02/18/03
TOWN OF VICTORIA	379	02/03/03
TOWN OF WELD	1,755	02/27/03
TOWN OF WEST SENECA	18,227	02/17/03
TREASURER	—	02/04/03
VENTURA COUNTY TAX COLLECTOR	5,058	02/14/03
VILLAGE/TOWN OF NORTH COLLINS	3,380	02/28/03
VIRGINIA LUFKIN	206	02/03/03
WAKEFIELD TOWN	1,161	02/17/03
WARREN COUNTY NY TREASURER	10,097	02/17/03
WATERVILLE CITY	5,035	02/18/03
WOLCOTT TOWN	226	02/17/03

Total	$1,136,605

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid

for the Month Ended February 28, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
ALBANY COUNTY	911 Surcharge	$190	02/18/03
ALBEMARLE COUNTY	911 Surcharge	5,324	02/19/03
AMHERST COUNTY	911 Surcharge	10	02/19/03
BOARD OF EQUALIZATION	911 Surcharge	144	02/18/03
BOARD OF EQUALIZATION	911 Surcharge	341	02/19/03
BOTETOURT COUNTY TREASURER	911 Surcharge	13	02/19/03
BUCHANAN COUNTY	911 Surcharge	12	02/19/03
CAMPBELL COUNTY	911 Surcharge	176	02/19/03
CATTARAUGUS COUNTY	911 Surcharge	25	02/18/03
CHESTERFIELD COUNTY	911 Surcharge	320	02/14/03
CHIEF FISCAL OFFICER	911 Surcharge	7	02/18/03
CITY OF BEDFORD	911 Surcharge	70	02/19/03
CITY OF BUENA VISTA	911 Surcharge	5	02/19/03
CITY OF CHARLOTTESVILLE	911 Surcharge	2,376	02/19/03
CITY OF HARRISONBURG	911 Surcharge	48	02/03/03
CITY OF HARRISONBURG TREASURER	911 Surcharge	48	02/19/03
CITY OF LYNCHBURG	911 Surcharge	762	02/19/03
CITY OF RICHMOND	911 Surcharge	2,070	02/19/03
CITY OF ROANOKE TREASURER	911 Surcharge	293	02/14/03
CITY OF SALEM	911 Surcharge	246	02/19/03
CITY OF STAUNTON	911 Surcharge	5,889	02/20/03
CITY OF WINCHESTER	911 Surcharge	230	02/19/03
CLINTON COUNTY TREASURER	911 Surcharge	15	02/18/03
COUNTY OF AUGUSTA TREASURER	911 Surcharge	10	02/03/03
COUNTY OF AUGUSTA TREASURER	911 Surcharge	24	02/19/03
COUNTY OF GENESEE	911 Surcharge	11	02/18/03
COUNTY OF HALIFAX	911 Surcharge	50	02/19/03
COUNTY OF PULASKI	911 Surcharge	9	02/19/03
COUNTY OF ROANOKE	911 Surcharge	89	02/19/03
CULPEPER COUNTY TREASURER	911 Surcharge	9	02/19/03
DIRECTOR OF FINANCE	911 Surcharge	8	02/18/03
ERIE COUNTY COMPTROLLER	911 Surcharge	6,245	02/18/03
ESSEX COUNTY TREASURER	911 Surcharge	61	02/18/03
EXECUTIVE DIRECTOR-NHBEC (E-911	911 Surcharge	373	02/18/03
FAUQUIER COUNTY TREASURER	911 Surcharge	24	02/19/03
GREENE COUNTY	911 Surcharge	14	02/19/03
HENRICO COUNTY	911 Surcharge	1,473	02/19/03
LEXINGTON CITY TREASURER	911 Surcharge	8	02/14/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid

for the Month Ended February 28, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
MARTINSVILLE CITY TREASURER	911 Surcharge	104	02/19/03
MONTGOMERY COUNTY TREASURER	911 Surcharge	15	02/19/03
NORTON CITY TAX COLLECTOR	911 Surcharge	41	02/19/03
OSET	911 Surcharge	69	02/18/03
PAGE COUNTY	911 Surcharge	15	02/19/03
PITTSYLVANIA COUNTY	911 Surcharge	570	02/19/03
POWHATAN COUNTY TREASURER	911 Surcharge	36	02/19/03
SARATOGA COUNTY TREASURER	911 Surcharge	81	02/18/03
SCHENECTADY COUNTY	911 Surcharge	36	02/18/03
SPOTSYLVANIA COUNTY	911 Surcharge	48	02/19/03
TAZEWELL COUNTY	911 Surcharge	36	02/19/03
TOWN OF CHRISTIANSBURG	911 Surcharge	13	02/19/03
TREASURER OF HANOVER COUNTY	911 Surcharge	365	02/19/03
TREASURER STATE OF MAINE	911 Surcharge	60	02/18/03
VINTON TREASURER	911 Surcharge	10	02/19/03
WARREN COUNTY SHERIFF	911 Surcharge	5,102	02/19/03
WARREN COUNTY TREASURER	911 Surcharge	12	02/19/03
WYOMING COUNTY NY	911 Surcharge	8	02/18/03
INTERNAL REVENUE SERVICE	Federal Excise Tax	67,208	02/10/03
INTERNAL REVENUE SERVICE	Federal Excise Tax	42,101	02/25/03
ALABAMA DEPARTMENT OF REVENUE	Gross Receipts Tax	391	02/13/03
ALAMEDA COUNTY	Gross Receipts Tax	17	02/14/03
CALIFORNIA HIGH COST FUND–A	Gross Receipts Tax	167	02/10/03
CALIFORNIA HIGH COST FUND–B	Gross Receipts Tax	658	02/10/03
CITY OF ARCADIA	Gross Receipts Tax	27	02/13/03
CITY OF BEAUMONT	Gross Receipts Tax	8	02/13/03
CITY OF BELLFLOWER	Gross Receipts Tax	6	02/13/03
CITY OF BRAWLEY	Gross Receipts Tax	10	02/13/03
CITY OF CALABASAS	Gross Receipts Tax	11	02/13/03
CITY OF CLOVERDALE	Gross Receipts Tax	6	02/13/03
CITY OF COVINA	Gross Receipts Tax	7	02/13/03
CITY OF CULVER CITY	Gross Receipts Tax	7	02/13/03
CITY OF DESERT HOT SPRINGS	Gross Receipts Tax	20	02/13/03
CITY OF EL MONTE	Gross Receipts Tax	7	02/13/03
CITY OF FONTANA	Gross Receipts Tax	18	02/13/03
CITY OF HERMOSA BEACH	Gross Receipts Tax	16	02/13/03
CITY OF HOLTVILLE	Gross Receipts Tax	5	02/13/03
CITY OF HUNTINGTON BEACH	Gross Receipts Tax	6	02/13/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid

for the Month Ended February 28, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
CITY OF INGLEWOOD	Gross Receipts Tax	6	02/13/03
CITY OF LA HABRA	Gross Receipts Tax	44	02/13/03
CITY OF LA VERNE	Gross Receipts Tax	23	02/13/03
CITY OF LAKEWOOD	Gross Receipts Tax	5	02/13/03
CITY OF LONG BEACH	Gross Receipts Tax	13	02/13/03
CITY OF LOS ANGELES	Gross Receipts Tax	1,602	02/13/03
CITY OF MODESTA	Gross Receipts Tax	6	02/13/03
CITY OF MONTCLAIR	Gross Receipts Tax	8	02/13/03
CITY OF MORENO VALLEY	Gross Receipts Tax	84	02/13/03
CITY OF OAKLAND	Gross Receipts Tax	5	02/14/03
CITY OF PASADENA	Gross Receipts Tax	6	02/13/03
CITY OF PLACENTIA	Gross Receipts Tax	9	02/13/03
CITY OF PULLMAN	Gross Receipts Tax	32	02/17/03
CITY OF REDONDO BEACH	Gross Receipts Tax	89	02/13/03
CITY OF RIVERSIDE	Gross Receipts Tax	22	02/13/03
CITY OF SAN BERNARDINO	Gross Receipts Tax	49	02/13/03
CITY OF SANTA ANA	Gross Receipts Tax	31	02/13/03
CITY OF SANTA MONICA	Gross Receipts Tax	201	02/13/03
CITY OF SEAL BEACH	Gross Receipts Tax	9	02/13/03
CITY OF SIERRA MADRE	Gross Receipts Tax	5	02/13/03
CITY OF TORRANCE	Gross Receipts Tax	12	02/13/03
CITY OF VENTURA	Gross Receipts Tax	45	02/13/03
CITY OF WHITTIER	Gross Receipts Tax	19	02/13/03
DEAF TRUST	Gross Receipts Tax	139	02/10/03
FLORIDA DEPT OF REVENUE	Gross Receipts Tax	9,955	02/20/03
NECA AUSF	Gross Receipts Tax	4	02/26/03
NECA PAUSF	Gross Receipts Tax	1,580	02/06/03
NECA VUSF	Gross Receipts Tax	337	02/10/03
PUBLIC SERVICE COMMISSION	Gross Receipts Tax	202	02/13/03
STATE OF NEW HAMPSHIRE	Gross Receipts Tax	3,015	02/10/03
UNIVERSAL SERVICE ADMINISTRATIVE	Gross Receipts Tax	53,638	02/04/03
WYOMING UNIVERSAL SERVICE FUND	Gross Receipts Tax	10	02/04/03
ARIZONA DEPARTMENT OF REVENUE	Sales Tax	3	02/13/03
BATH COUNTY SCHOOL D	Sales Tax	1,162	02/06/03
BEREA INDEPENDENT SCHOOL DIST	Sales Tax	1,698	02/06/03
BOARD OF EQUALIZATION	Sales Tax	76	02/24/03
BOURBON COUNTY SCHOOL	Sales Tax	550	02/06/03
BOYLE COUNTY SCHOOL DISTRICT	Sales Tax	1,494	02/06/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid

for the Month Ended February 28, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
BREATHITT COUNTY SCH	Sales Tax	944	02/06/03
BURGIN EDUCATION BO	Sales Tax	301	02/06/03
BUTLER COUNTY SCHOOL DISTRICT	Sales Tax	50	02/06/03
CARTER COUNTY SCHOOL	Sales Tax	1,525	02/06/03
CITY OF COLORADO SPRINGS	Sales Tax	229	02/06/03
CITY OF LA HABRA	Sales Tax	24,553	02/07/03
CITY OF REDONDO BEACH CA	Sales Tax	37,500	02/06/03
CITY OF SANTA MONICA	Sales Tax	132,049	02/06/03
COLORADO DEPARTMENT OF REVENUE	Sales Tax	236	02/06/03
COLORADO DEPT OF REVENUE	Sales Tax	2,894	02/20/03
COMMONWEALTH OF MASS	Sales Tax	368	02/13/03
COMMONWEALTH OF MASS	Sales Tax	334	02/18/03
COMPTROLLER OF MARYLAND	Sales Tax	3,776	02/07/03
COMPTROLLER OF MD	Sales Tax	7,606	02/21/03
CONNECTICUT DEPT OF REVENUE	Sales Tax	77,978	02/28/03
DANVILLE INDEPENDENT SCHOOL DIS	Sales Tax	4,596	02/06/03
DAVIESS CO BOARD OF EDUCATION	Sales Tax	16,316	02/06/03
DEPARTMENT OF TAX & REVENUE	Sales Tax	13,765	02/13/03
ELLIOTT COUNTY SCHOO	Sales Tax	292	02/06/03
FLORIDA DEPT OF REVENUE	Sales Tax	14	02/14/03
FLORIDA DEPT OF REVENUE	Sales Tax	141,021	02/20/03
FRANKLIN COUNTY SCHOOL DISTRICT	Sales Tax	87	02/06/03
GARRARD COUNTY SCHOOL DISTRICT	Sales Tax	982	02/06/03
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	12,048	02/12/03
HANCOCK COUNTY BOARD OF	Sales Tax	842	02/06/03
HARLAN COUNTY SCHOOL	Sales Tax	238	02/06/03
HARRISON COUNTY SCHOOL DISTRICT	Sales Tax	2,700	02/06/03
HARRODSBURG BOARD OF EDUCATION	Sales Tax	2,631	02/06/03
HENDERSON CO BOARD OF EDUCATION	Sales Tax	2,039	02/06/03
IDAHO STATE TAX COMMISSION	Sales Tax	1,765	02/12/03
INDIANA DEPT OF REVENUE	Sales Tax	1,176	02/14/03
INDIANA DEPT OF REVENUE	Sales Tax	25,301	02/20/03
JACKSON INDEPENDENT SCHOOLS	Sales Tax	447	02/06/03
KANSAS DEPT OF REVENUE	Sales Tax	16,090	02/25/03
KENTON COUNTY SCHOOL DISTRICT	Sales Tax	110	02/06/03
KENTUCKY REVENUE CABINET	Sales Tax	60	02/20/03
LAUREL COUNTY SCHOOL	Sales Tax	8,886	02/06/03
LEE COUNTY SCHOOL DI	Sales Tax	1,148	02/06/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid

for the Month Ended February 28, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
LESLIE COUNTY SCHOOL	Sales Tax	873	02/06/03
LETCHER COUNTY BOARD OF EDUCATI	Sales Tax	804	02/06/03
LINCOLN COUNTY BOARD OF EDUCATI	Sales Tax	1,280	02/06/03
LOGAN COUNTY SCHOOL DISTRICT	Sales Tax	29	02/06/03
MADISON COUNTY SCHOOL DISTRICT	Sales Tax	17,738	02/06/03
MAINE REVENUE SERVICE	Sales Tax	13,725	02/19/03
MAINE REVENUE SERVICES	Sales Tax	223,019	02/19/03
MARION COUNTY SCHOOL	Sales Tax	2,524	02/06/03
MCLEAN COUNTY SCHOOL DISTRICT	Sales Tax	432	02/06/03
MENIFEE COUNTY SCHOO	Sales Tax	529	02/06/03
MERCER COUNTY SCHOOL DISTRICT	Sales Tax	1,619	02/06/03
MINOLTA CORPORATION	Sales Tax	536	02/03/03
MINOLTA CORPORATION	Sales Tax	50	02/11/03
MINOLTA CORPORATION	Sales Tax	4	02/27/03
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	33,497	02/10/03
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	6,319	02/11/03
MORGAN COUNTY SCHOOL	Sales Tax	1,273	02/06/03
NELSON COUNTY BOARD OF EDUCATIO	Sales Tax	1,081	02/06/03
NEW JERSEY SALES TAX	Sales Tax	1,456	02/10/03
NICHOLAS COUNTY SCHO	Sales Tax	549	02/06/03
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	12,757	02/12/03
NYS SALES TAX PROCESSING	Sales Tax	64,022	02/17/03
NYS SALES TAX PROCESSING	Sales Tax	8,043	02/18/03
NYS SALES TAX PROCESSING	Sales Tax	641	02/19/03
OHIO COUNTY SCHOOL DISTRICT	Sales Tax	18	02/06/03
OKLAHOMA TAX COMMISSION	Sales Tax	993	02/06/03
OWENSBORO BOARD OF EDUCATION	Sales Tax	11,692	02/06/03
OWSLEY COUNTY BOARD OF EDUCATIO	Sales Tax	375	02/06/03
PA DEPARTMENT OF REVENUE	Sales Tax	147,749	02/20/03
PA DEPT. OF REVENUE	Sales Tax	16,460	02/19/03
PA DEPT. OF REVENUE	Sales Tax	9,736	02/20/03
PARIS INDEPENDENT SCHOOLS	Sales Tax	2,604	02/06/03
PERRY COUNTY SCHOOL	Sales Tax	260	02/06/03
POWELL COUNTY SCHOOL	Sales Tax	2,340	02/06/03
ROCKCASTLE COUNTY SCHOOL	Sales Tax	735	02/06/03
SCOTT COUNTY SCHOOL	Sales Tax	5,806	02/06/03
SOUTH CAROLINA DEPARTMENT OF	Sales Tax	45,723	02/20/03
STATE OF CONNECTICUT	Sales Tax	259,836	02/28/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid

for the Month Ended February 28, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
STATE OF MICHIGAN	Sales Tax	4	02/10/03
STATE TAX DEPARTMENT	Sales Tax	238,448	02/11/03
TENNESSEE DEPT OF REVENUE	Sales Tax	24,474	02/17/03
TOWN OF MT CRESTED BUTTE	Sales Tax	1,281	02/06/03
TREASURER OF STATE OF OHIO	Sales Tax	15,098	02/21/03
TREASURER STATE OF OHIO	Sales Tax	36	02/12/03
TREASURER STATE OF OHIO	Sales Tax	8,938	02/13/03
TREASURER STATE OF OHIO	Sales Tax	7,249	02/14/03
TREASURER STATE OF OHIO	Sales Tax	885	02/17/03
TREASURER STATE OF OHIO	Sales Tax	68,750	02/21/03
UNION COUNTY SCHOOL DISTRICT	Sales Tax	2,576	02/06/03
VERMONT DEPT OF TAXES	Sales Tax	221,590	02/22/03
VERMONT DEPT OF TAXES	Sales Tax	24,575	02/25/03
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	3,694	02/14/03
WASHINGTON COUNTY BOARD OF EDU	Sales Tax	151	02/06/03
WASHINGTON DEPT OF REVENUE	Sales Tax	648	02/25/03
WEBSTER COUNTY BOARD OF	Sales Tax	805	02/06/03
WOLFE COUNTY SCHOOL	Sales Tax	728	02/06/03
WOODFORD COUNTY BOARD OF ED	Sales Tax	4,774	02/06/03
ARIZONA DEPARTMENT OF REVENUE	Telecommunications Tax	33	02/14/03
COLORADO DEPARTMENT OF REVENUE	Telecommunications Tax	444	02/11/03
FLORIDA DEPT OF REVENUE	Telecommunications Tax	3,024,072	02/20/03
GEORGIA DEPARTMENT OF REVENUE	Telecommunications Tax	207	02/11/03
KENTUCKY REVENUE CABINET	Telecommunications Tax	1,370	02/20/03
MISSISSIPPI STATE TAX COMMISSIO	Telecommunications Tax	91	02/10/03
NORTH CAROLINA DEPT OF REVENUE	Telecommunications Tax	797	02/10/03
PA DEPARTMENT OF REVENUE	Telecommunications Tax	14,350	02/20/03
TREASURER OF STATE OF OHIO	Telecommunications Tax	7,592	02/21/03
VERMONT DEPT OF TAXES	Telecommunications Tax	1,070	02/22/03
ALBEMARLE COUNTY	Utility Tax	9,248	02/14/03
ASHLAND INDEPENDENT BOARD OF	Utility Tax	9,861	02/06/03
BEDFORD COUNTY	Utility Tax	131	02/14/03
BOYD COUNTY SCHOOL D	Utility Tax	3,120	02/06/03
BRECKINRIDGE COUNTY BOARD OF	Utility Tax	556	02/06/03
CHESTERFIELD COUNTY	Utility Tax	155	02/14/03
CITY OF BALDWIN PARK	Utility Tax	4,053	02/06/03
CITY OF BEAUMONT	Utility Tax	1,665	02/06/03
CITY OF BRAWLEY	Utility Tax	6,258	02/06/03
CITY OF CHARLOTTSVILLE	Utility Tax	17,056	02/14/03

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid

for the Month Ended February 28, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
CITY OF FONTANA	Utility Tax	34,296	02/06/03
CITY OF HARRISONBURG TREASURER	Utility Tax	90	02/19/03
CITY OF HERMOSA BEACH	Utility Tax	16,651	02/06/03
CITY OF HERMOSA BEACH	Utility Tax	137	02/19/03
CITY OF HOLTVILLE	Utility Tax	1,524	02/06/03
CITY OF LOS ANGELES	Utility Tax	119	02/19/03
CITY OF MARTINSVILLE	Utility Tax	581	02/14/03
CITY OF MORENO VALLEY	Utility Tax	51,514	02/06/03
CITY OF PICO RIVERA	Utility Tax	10,569	02/06/03
CITY OF PLACENTIA	Utility Tax	13,812	02/06/03
CITY OF PORT HUENEME	Utility Tax	7,785	02/06/03
CITY OF REDONDO BEACH CA	Utility Tax	4	02/19/03
CITY OF RICHMOND	Utility Tax	18,050	02/14/03
CITY OF RICHMOND	Utility Tax	9,559	02/19/03
CITY OF ROANOKE TREASURER	Utility Tax	1,154	02/14/03
CITY OF SAN BERNARDINO	Utility Tax	65,523	02/06/03
CITY OF SAN BERNARDINO	Utility Tax	53	02/19/03
CITY OF SAN BUENAVENTURA	Utility Tax	27,317	02/06/03
CITY OF SANTA MONICA	Utility Tax	30	02/19/03
CITY OF TORRANCE	Utility Tax	17	02/19/03
CITY OF WINCHESTER	Utility Tax	17,249	02/17/03
CITY OF WINCHESTER	Utility Tax	1,075	02/19/03
CITY TREASURER OF WAYNESBORO	Utility Tax	29,507	02/17/03
COUNTY OF MONTGOMERY	Utility Tax	9,477	02/17/03
JESSAMINE COUNTY BOARD OF EDUCA	Utility Tax	7,358	02/06/03
LEWIS COUNTY BOARD OF	Utility Tax	916	02/06/03
LEWIS COUNTY SCHOOL	Utility Tax	29	02/06/03
LEXINGTON CITY TREASURER	Utility Tax	23	02/14/03
MADISON COUNTY SCHOOL DISTRICT	Utility Tax	61	02/12/03
MARTINSVILLE CITY TREASURER	Utility Tax	626	02/19/03
MATTHEWS, CAROLE, TREASURER	Utility Tax	18,514	02/13/03
RUSSELL INDEPENDENT	Utility Tax	5,829	02/06/03
STATE OF NEW HAMPSHIRE	Utility Tax	34,594	02/10/03
TOWN OF BLACKSBURG	Utility Tax	16,033	02/17/03
TOWN OF CHRISTIANSBURG	Utility Tax	53	02/14/03
TOWN OF SOUTH BOSTON	Utility Tax	4,563	02/14/03
TREASURER OF CHARLOTTESVILLE	Utility Tax	53,446	02/17/03
TREASURER OF HANOVER COUNTY	Utility Tax	57	02/14/03
TREASURER OF VIRGINIA	Utility Tax	26,938	02/19/03
VINTON TREASURER	Utility Tax	12	02/14/03

Total		$5,872,529

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements

for the Month Ended February 28, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements
ACC CABLE COMMUNICATIONS FL-VA, LLC	081-02-41904	02-41904	$2,438,017
ACC CABLE HOLDINGS VA, INC.	081-02-41905	02-41905	—
ACC HOLDINGS II, LLC	081-02-41955	02-41955	—
ACC INVESTMENT HOLDINGS, INC.	081-02-41957	02-41957	40
ACC OPERATIONS, INC.	081-02-41956	02-41956	40,801
ACC TELECOMMUNICATIONS HOLDINGS LLC	081-02-41864	02-41864	—
ACC TELECOMMUNICATIONS LLC	081-02-41863	02-41863	2,065,588
ACC TELECOMMUNICATIONS OF VIRGINIA LLC	081-02-41862	02-41862	406,667
ACC-AMN HOLDINGS, LLC	081-02-41861	02-41861	—
ADELPHIA ACQUISITION SUBSIDIARY, INC.	081-02-41860	02-41860	—
ADELPHIA ARIZONA, INC.	081-02-41859	02-41859	—
ADELPHIA BLAIRSVILLE, LLC	081-02-41735	02-41735	—
ADELPHIA CABLE PARTNERS, LP	081-02-41902	02-41902	5,101,095
ADELPHIA CABLEVISION ASSOCIATES, LP	081-02-41913	02-41913	442,973
ADELPHIA CABLEVISION CORP.	081-02-41752	02-41752	924,247
ADELPHIA CABLEVISION OF BOCA RATON, LLC	081-02-41751	02-41751	948,306
ADELPHIA CABLEVISION OF FONTANA, LLC	081-02-41755	02-41755	—
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC	081-02-41754	02-41754	3,641,664
ADELPHIA CABLEVISION OF NEW YORK, INC.	081-02-41892	02-41892	2,890,587
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC	081-02-41947	02-41947	557,017
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC	081-02-41781	02-41781	389,758
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC	081-02-41946	02-41946	485,550
ADELPHIA CABLEVISION OF SAN BERNANDINO, LLC	081-02-41753	02-41753	—
ADELPHIA CABLEVISION OF SANTA ANA, LLC	081-02-41831	02-41831	2,314,454
ADELPHIA CABLEVISION OF SEAL BEACH, LLC	081-02-41757	02-41757	145,727
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC	081-02-41830	02-41830	850,938
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC	081-02-41943	02-41943	326,739
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC	081-02-41783	02-41783	198,127
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC	081-02-41766	02-41766	2,138,473
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC	081-02-41764	02-41764	69,107
ADELPHIA CABLEVISION, LLC	081-02-41858	02-41858	47,962,625
ADELPHIA CALIFORNIA CABLEVISION, LLC	081-02-41942	02-41942	2,664,246
ADELPHIA CENTRAL PENNSYLVANIA, LLC	081-02-41950	02-41950	3,175,143
ADELPHIA CLEVELAND, LLC	081-02-41793	02-41793	11,668,148
ADELPHIA COMMUNICATIONS CORPORATION	081-02-41729	02-41729	350
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC.	081-02-41857	02-41857	—
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC	081-02-41748	02-41748	2,329,822
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC	081-02-41817	02-41817	1,344,472
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC	081-02-41749	02-41749	113,545

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements

for the Month Ended February 28, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements
ADELPHIA COMPANY OF WESTERN CONNECTICUT	081-02-41801	02-41801	1,967,977
ADELPHIA GENERAL HOLDINGS III, LLC	081-02-41854	02-41854	—
ADELPHIA GP HOLDINGS, LLC	081-02-41829	02-41829	—
ADELPHIA GS CABLE, LLC	081-02-41908	02-41908	2,468,937
ADELPHIA HARBOR CENTER HOLDINGS LLC	081-02-41853	02-41853	—
ADELPHIA HOLDINGS 2001, LLC	081-02-41926	02-41926	—
ADELPHIA INTERNATIONAL II, LLC	081-02-41856	02-41856	—
ADELPHIA INTERNATIONAL III, LLC	081-02-41855	02-41855	—
ADELPHIA MOBILE PHONES, INC.	081-02-41852	02-41852	—
ADELPHIA OF THE MIDWEST, INC.	081-02-41794	02-41794	—
ADELPHIA PINELLAS COUNTY, LLC	081-02-41944	02-41944	—
ADELPHIA PRESTIGE CABLEVISION, LLC	081-02-41795	02-41795	4,549,636
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC.	081-02-41939	02-41939	24,698
ADELPHIA TELECOMMUNICATIONS, INC.	081-02-41851	02-41851	985,506
ADELPHIA WELLSVILLE, LLC	081-02-41850	02-41850	—
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC	081-02-41849	02-41849	—
ARAHOVA COMMUNICATIONS, INC.	081-02-41815	02-41815	29,854
ARAHOVA HOLDINGS, LLC	081-02-41893	02-41893	—
BADGER HOLDING CORP	081-02-41792	02-41792	—
BETTER TV INC. OF BENNINGTON	081-02-41914	02-41914	451,027
BLACKSBURG/SALEM CABLEVISION, INC.	081-02-41759	02-41759	613,247
BRAZAS COMMUNICATIONS, INC.	081-02-41804	02-41804	—
BUENAVISION TELECOMMUNICATIONS, INC.	081-02-41938	02-41938	478,508
CABLE SENTRY CORPORATION	081-02-41894	02-41894	—
CALIFORNIA AD SALES, LLC	081-02-41945	02-41945	—
CCC-III, INC.	081-02-41867	02-41867	—
CCC-INDIANA, INC.	081-02-41937	02-41937	—
CCH INDIANA, LP	081-02-41935	02-41935	—
CDA CABLE, INC.	081-02-41879	02-41879	168,878
CENTURY ADVERTISING, INC.	081-02-41731	02-41731	46
CENTURY ALABAMA CORP	081-02-41889	02-41889	300,369
CENTURY ALABAMA HOLDING CORP	081-02-41891	02-41891	—
CENTURY AUSTRALIA COMMUNICATIONS CORP	081-02-41738	02-41738	—
CENTURY BERKSHIRE CABLE CORP	081-02-41762	02-41762	313,944
CENTURY CABLE HOLDING CORP	081-02-41814	02-41814	—
CENTURY CABLE HOLDINGS, LLC	081-02-41812	02-41812	9,019,491
CENTURY CABLE MANAGEMENT CORPORATION	081-02-41887	02-41887	183,556
CENTURY CABLE OF SOUTHERN CALIFORNIA	081-02-41745	02-41745	—
CENTURY CABLEVISION HOLDINGS, LLC	081-02-41936	02-41936	2,235,251

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements

for the Month Ended February 28, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements
CENTURY CAROLINA CORP	081-02-41886	02-41886	696,915
CENTURY COLORADO SPRINGS CORP	081-02-41736	02-41736	92,119
CENTURY COLORADO SPRINGS PARTNERSHIP	081-02-41774	02-41774	4,155,725
CENTURY COMMUNICATIONS CORPORATION	081-02-12834	02-12834	1,294,267
CENTURY CULLMAN CORP	081-02-41888	02-41888	430,179
CENTURY ENTERPRISE CABLE CORP	081-02-41890	02-41890	499,181
CENTURY EXCHANGE, LLC	081-02-41744	02-41744	—
CENTURY FEDERAL, INC.	081-02-41747	02-41747	—
CENTURY GRANITE CABLE TELEVISION CORP.	081-02-41779	02-41779	—
CENTURY HUNTINGTON COMPANY	081-02-41885	02-41885	1,767,959
CENTURY INDIANA CORP	081-02-41768	02-41768	—
CENTURY INVESTMENT HOLDING CORP	081-02-41740	02-41740	—
CENTURY INVESTORS, INC.	081-02-41733	02-41733	—
CENTURY ISLAND ASSOCIATES, INC.	081-02-41771	02-41771	23,526
CENTURY ISLAND CABLE TELEVISION CORP	081-02-41772	02-41772	—
CENTURY KANSAS CABLE TELEVISION CORP	081-02-41884	02-41884	156,258
CENTURY LYKENS CABLE CORP	081-02-41883	02-41883	247,322
CENTURY MENDOCINO CABLE TELEVISION, INC.	081-02-41780	02-41780	628,365
CENTURY MISSISSIPPI CORP	081-02-41882	02-41882	384,395
CENTURY MOUNTAIN CORP	081-02-41797	02-41797	191,624
CENTURY NEW MEXICO CABLE TELEVISION CORP.	081-02-41784	02-41784	1,400
CENTURY NORWICH CORP	081-02-41881	02-41881	1,184,085
CENTURY OHIO CABLE TELEVISION CORP	081-02-41811	02-41811	688,456
CENTURY OREGON CABLE CORP	081-02-41739	02-41739	—
CENTURY PACIFIC CABLE TV INC	081-02-41746	02-41746	—
CENTURY PROGRAMMING, INC.	081-02-41732	02-41732	—
CENTURY REALTY CORP.	081-02-41813	02-41813	—
CENTURY SHASTA CABLE TELEVISION CORP	081-02-41880	02-41880	—
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP	081-02-41770	02-41770	—
CENTURY TRINIDAD CABLE TELEVISION CORP.	081-02-41790	02-41790	133,998
CENTURY VIRGINIA CORP	081-02-41796	02-41796	439,068
CENTURY VOICE AND DATA COMMUNICATIONS, INC.	081-02-41737	02-41737	—
CENTURY WARRICK CABLE CORP.	081-02-41763	02-41763	—
CENTURY WASHINGTON CABLE TELEVISION, INC.	081-02-41878	02-41878	—
CENTURY WYOMING CABLE TELEVISION CORP.	081-02-41789	02-41789	75,722
CENTURY-TCI CALIFORNIA COMMUNICATIONS, LP	081-02-41743	02-41743	15,925
CENTURY-TCI CALIFORNIA, LP	081-02-41741	02-41741	35,696,058

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements

for the Month Ended February 28, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements
CENTURY-TCI HOLDINGS, LLC	081-02-41742	02-41742	—
CHELSEA COMMUNICATIONS, INC.	081-02-41923	02-41923	100
CHELSEA COMMUNICATIONS, LLC	081-02-41924	02-41924	6,224,067
CHESTNUT STREET SERVICES, LLC	081-02-41842	02-41842	—
CLEAR CABLEVISION, INC.	081-02-41756	02-41756	—
CMA CABLEVISION ASSOCIATES VII, LP	081-02-41808	02-41808	—
CMA CABLEVISION ASSOCIATES XI, LP	081-02-41807	02-41807	—
CORAL SECURITY, INC	081-02-41895	02-41895	—
COWLITZ CABLEVISION, INC.	081-02-41877	02-41877	611,096
CP-MDU I LLC	081-02-41940	02-41940	—
CP-MDU II LLC	081-02-41941	02-41941	—
E & E CABLE SERVICE, INC.	081-02-41785	02-41785	—
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC	081-02-41799	02-41799	—
EASTERN VIRGINIA CABLEVISION, LP	081-02-41800	02-41800	332,544
EMPIRE SPORTS NETWORK, LP	081-02-41844	02-41844	871,696
FAE CABLE MANAGEMENT CORP	081-02-41734	02-41734	—
FOP INDIANA, LP	081-02-41816	02-41816	169,139
FRONTIERVISION ACCESS PARTNERS, LLC	081-02-41819	02-41819	1,773,898
FRONTIERVISION CABLE NEW ENGLAND, INC.	081-02-41822	02-41822	752,081
FRONTIERVISION CAPITAL CORPORATION	081-02-41820	02-41820	—
FRONTIERVISION HOLDINGS CAPITAL CORPORATION	081-02-41824	02-41824	—
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION	081-02-41823	02-41823	—
FRONTIERVISION HOLDINGS, LLC	081-02-41827	02-41827	—
FRONTIERVISION HOLDINGS, LP	081-02-41826	02-41826	—
FRONTIERVISION OPERATING PARTNERS, LLC	081-02-41825	02-41825	—
FRONTIERVISION OPERATING PARTNERS, LP	081-02-41821	02-41821	23,036,071
FRONTIERVISION PARTNERS, LP	081-02-41828	02-41828	—
FT MYERS CABLEVISION, LLC	081-02-41948	02-41948	—
FT. MYERS ACQUISITION LIMITED PARTNERSHIP	081-02-41949	02-41949	—
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, LLC	081-02-41903	02-41903	—
GLOBAL ACQUISITION PARTNERS, LP	081-02-41933	02-41933	1,156,594
GLOBAL CABLEVISION II, LLC	081-02-41934	02-41934	—
GRAFTON CABLE COMPANY	081-02-41788	02-41788	—
GS CABLE, LLC	081-02-41907	02-41907	1,687,411
GS TELECOMMUNICATIONS LLC	081-02-41906	02-41906	—
HARRON CABLEVISION OF NEW HAMPSHIRE, INC.	081-02-41750	02-41750	1,763,231
HUNTINGTON CATV, INC.	081-02-41765	02-41765	—

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements

for the Month Ended February 28, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements
IMPERIAL VALLEY CABLEVISION, INC.	081-02-41876	02-41876	609,968
KALAMAZOO COUNTY CABLEVISION, INC.	081-02-41922	02-41922	—
KEY BISCAYNE CABLEVISION	081-02-41898	02-41898	98,807
KOOTENAI CABLE, INC.	081-02-41875	02-41875	868,916
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION	081-02-41911	02-41911	313,116
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP	081-02-41931	02-41931	—
LOUISA CABLEVISION, INC.	081-02-41760	02-41760	20,657
MANCHESTER CABLEVISION, INC.	081-02-41758	02-41758	—
MARTHA’S VINEYARD CABLEVISION, LP	081-02-41805	02-41805	281,509
MERCURY COMMUNICATIONS, INC.	081-02-41840	02-41840	57,210
MICKELSON MEDIA OF FLORIDA, INC.	081-02-41874	02-41874	443,991
MICKELSON MEDIA, INC.	081-02-41782	02-41782	179,864
MONTGOMERY CABLEVISION, INC.	081-02-41848	02-41848	5
MONUMENT COLORADO CABLEVISION, INC.	081-02-41932	02-41932	107,799
MOUNTAIN CABLE COMMUNICATIONS CORPORATION	081-02-41916	02-41916	—
MOUNTAIN CABLE COMPANY, LP	081-02-41909	02-41909	4,439,799
MT. LEBANON CABLEVISION, INC	081-02-41920	02-41920	—
MULTI-CHANNEL TV CABLE COMPANY	081-02-41921	02-41921	567,140
NATIONAL CABLE ACQUISITION ASSOCIATES, LP	081-02-41952	02-41952	1,968,677
OLYMPUS CABLE HOLDINGS, LLC	081-02-41925	02-41925	1,126,779
OLYMPUS CAPITAL CORPORATION	081-02-41930	02-41930	—
OLYMPUS COMMUNICATIONS HOLDINGS, LLC	081-02-41953	02-41953	—
OLYMPUS COMMUNICATIONS, LP	081-02-41954	02-41954	4,313
OLYMPUS SUBSIDIARY, LLC	081-02-41928	02-41928	—
OWENSBORO INDIANA, LP	081-02-41773	02-41773	—
OWENSBORO ON THE AIR, INC.	081-02-41777	02-41777	—
OWENSBORO-BRUNSWICK, INC.	081-02-41730	02-41730	3,211,771
PAGE TIME, INC.	081-02-41839	02-41839	62,686
PARAGON CABLE TELEVISION, INC.	081-02-41778	02-41778	—
PARAGON CABLEVISION CONSTRUCTION CORPORATION	081-02-41775	02-41775	—
PARAGON CABLEVISION MANAGEMENT CORPORATION	081-02-41776	02-41776	—
PARNASSOS COMMUNICATIONS, LP	081-02-41846	02-41846	160,426
PARNASSOS HOLDINGS, LLC	081-02-41845	02-41845	—
PARNASSOS, LP	081-02-41843	02-41843	16,164,619
PERICLES COMMUNICATIONS CORPORATION	081-02-41919	02-41919	—
PULLMAN TV CABLE CO., INC.	081-02-41873	02-41873	390,845
RENTAVISION OF BRUNSWICK, INC.	081-02-41872	02-41872	344,471

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements

for the Month Ended February 28, 2003

LEGAL ENTITY	Account Number	Case Number	Disbursements
RICHMOND CABLE TELEVISION CORPORATION	081-02-41912	02-41912	94,377
RIGPAL COMMUNICATIONS, INC.	081-02-41917	02-41917	—
ROBINSON/PLUM CABLEVISION, LP	081-02-41927	02-41927	513,248
S/T CABLE CORPORATION	081-02-41791	02-41791	—
SABRES, INC.	081-02-41838	02-41838	—
SCRANTON CABLEVISION, INC.	081-02-41761	02-41761	1,490,770
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.	081-02-41767	02-41767	—
SOUTHEAST FLORIDA CABLE, INC.	081-02-41900	02-41900	9,251,438
SOUTHWEST COLORADO CABLE INC.	081-02-41769	02-41769	155,800
SOUTHWEST VIRGINIA CABLE, INC.	081-02-41833	02-41833	943,198
STAR CABLE INC.	081-02-41787	02-41787	—
STARPOINT, LIMITED PARTNERSHIP	081-02-41897	02-41897	1,003,895
SVHH CABLE ACQUISITION, LP	081-02-41836	02-41836	1,061,797
SVHH HOLDINGS, LLC	081-02-41837	02-41837	—
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE	081-02-41798	02-41798	771,229
TELE-MEDIA COMPANY OF TRI-STATES, LP	081-02-41809	02-41809	167,857
TELE-MEDIA INVESTMENT PARTNERSHIP, LP	081-02-41951	02-41951	1,133,580
TELESAT ACQUISITION LIMITED PARTNERSHIP	081-02-41929	02-41929	—
TELESAT ACQUISITION, LLC	081-02-41871	02-41871	2,140,773
THE GOLF CLUB AT WENDING CREEK FARMS, LLC	081-02-41841	02-41841	—
THE MAIN INTERNETWORKS, INC.	081-02-41818	02-41818	100
THE WESTOVER TV CABLE CO., INC.	081-02-41786	02-41786	21
THREE RIVERS CABLE ASSOCIATES, LP	081-02-41910	02-41910	1,087,016
TIMOTHEOS COMMUNICATIONS, LP	081-02-41901	02-41901	—
TMC HOLDINGS CORPORATION	081-02-41803	02-41803	—
TMC HOLDINGS, LLC	081-02-41802	02-41802	—
TRI-STATES, LLC	081-02-41810	02-41810	—
UCA LLC	081-02-41834	02-41834	6,382,808
UPPER ST. CLAIR CABLEVISION INC	081-02-41918	02-41918	—
US TELE-MEDIA INVESTMENT COMPANY	081-02-41835	02-41835	—
VALLEY VIDEO, INC.	081-02-41870	02-41870	135,578
VAN BUREN COUNTY CABLEVISION, INC.	081-02-41832	02-41832	145,003
WARRICK CABLEVISION, INC	081-02-41866	02-41866	—
WARRICK INDIANA, LP	081-02-41865	02-41865	168,270
WELLSVILLE CABLEVISION, LLC	081-02-41806	02-41806	323,176
WEST BOCA ACQUISITION LIMITED PARTNERSHIP	081-02-41899	02-41899	1,081,624
WESTERN NY CABLEVISION, LP	081-02-41847	02-41847
WESTVIEW SECURITY, INC	081-02-41896	02-41896	—
WILDERNESS CABLE COMPANY	081-02-41869	02-41869	133,637
YOUNG’S CABLE TV CORP	081-02-41915	02-41915	234,335
YUMA CABLEVISION, INC.	081-02-41868	02-41868	1,097,711

TOTAL			$267,546,235

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VII

Court Reporting schedules for Insurance Coverage

Coverage **	Company	Policy No.	Term

Property & Inland Marine: All Risk Property Including Antennas, Microwave Dishes, Earth Stations, and Receiving Dishes	Royal Indemnity Company	RHD315165	05/16/00-05/16/03

Boiler & Machinery Inspection Contract	C N A	#BM1098496299	05/16/02-05/16/03

Difference in Conditions	Essex Insurance Company	MSP 6409	05/16/02-05/16/03
	Underwriters @ Lloyds	LLX40298	05/16/02-05/16/03
thru Western Re/Managers

Transmission Lines/Business Interruption	United Assurance Co	TD051600	05/16/00-05/16/03

Commercial General Liability	Royal Insurance Co.	P2TS465832	05/16/02-05/16/03

Commercial Automobile	Royal Insurance Co.	P2TS465831 Liability	05/16/02-05/16/03
(all states except Texas)
P2TS465834 Texas Liability
P2TS465833 Physical Damage

Worker’s Compensation	Royal Indemnity Co	P2AO 003261 all states except California & monopolistic states	05/16/02-05/16/03

California	State Compensation Insurance Fund	1695463-02	05/16/02-05/16/03

ACC Operations Inc (OH)	Ohio Bureau of Workers Compensation	1328524	Ongoing*

Washington State	WA Department of Labor & Industry	083 004 452	10/1/99-Ongoing*

West Virginia	West Virginia Workers’ Compensation	20104948 101	10/1/99-Ongoing*

Wyoming	Wyoming Department of Employment	366575	10/1/99-Ongoing*

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(DEBTORS-IN-POSSESSION)

BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VII

Court Reporting schedules for Insurance Coverage

Coverage **	Company	Policy No.	Term

Aircraft Policy	United States Aircraft Insurance	360AC625118	11/23/02-11/23/03

Umbrella Excess Liability	Liberty Mutual	TH1641004429-012	05/16/02-05/16/03
Excess Liability	Federal Insurance Co	79808108	05/16/02-05/16/03

Executive Protection (Kidnap/Ransom & Extortion)	Federal Insurance	81516188	12/19/01-12/19/04

International Package	Great Northern Insurance Co.	73223119	05/16/02-05/16/03

Employee Dishonesty—ERISA	Hanover Insurance Co	BDR1680832	05/16/00-05/16/03

New York Disability	National Benefit Life	89100184825	01/01/02-Ongoing*

Pollution Liability	Federal Insurance	37251845	01/01/03-01/01/04
		37251846	01/01/03-01/01/04

Directors & Officers Liability	AEGIS (Associated Electric & Gas Insurance Services Limited)	D0999A1A00	12/31/00-12/31/03

Excess Directors & Officers Liability	Federal Insurance Company	8181-10-37	12/31/00-12/31/03
	Greenwich Insurance Company	ELU 82137-00	12/31/00-12/31/03

Media Liability	Illinois Union Insurance Company	EONG21640104001	10/28/02-10/28/03

Commercial General Liability	Scottsdale Insurance Co.	BCS0002136	09/26/01-03/26/03

* Ongoing means until the policy is cancelled by Adelphia or carrier

** The named insured is Adelphia Communications Corporation et al for all of the coverage except for Employee Dishonesty—ERISA whose named insured is Adelphia Communications Corporation Health Benefit Plan and Adelphia Communications Corporation Savings and Retirement Plan.